SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) December 9, 1997


                             Base Ten Systems, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


        New Jersey                   0-7100                      22-1804206
--------------------------------------------------------------------------------
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
       of Incorporation)                                    Identification No.)




                One Electronics Drive, Trenton, New Jersey 08619
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (609) 586-7010
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



--------------------------------------------------------------------------------
          (Former Name or Former Address, If Changed Since Last Report)

ITEM 5.  Other Events

     In order to assure that what the Company believes will be adequate financial resources are available for continued marketing and development efforts by the MTD, the Board of Directors authorized, and the Company consummated on December 9, 1997, the first installment of the sale of up to $19 million of convertible preferred stock ("Preferred Stock") and Class A Stock purchase warrants (the "Warrants"). A total of $9.375 million of Preferred Stock and Warrants were sold and issued as of December 5, 1997, to several institutional investors. The Company is obligated to sell and issue, and the existing holders of the Preferred Stock are required to purchase, an additional $9.675 million of Preferred Stock and Warrants, following shareholder approval, which is required by NASDAQ rules. The $9.675 million of Preferred Stock and Warrants not yet sold are expected to close by early January 1998.

Terms of the Financing

     Holders of Preferred Stock have the following rights, privileges and preferences:

     Term; Dividends and Illiquidity Payments. The Preferred Stock has a term of three years and pays a cumulative dividend of 8.0% per annum during any quarter in which the closing bid price for the Class A Stock is less than $8.00 for any 10 consecutive trading days. An equivalent payment is payable to any holder of Preferred Stock which is subject during any quarter to a standstill period (as described below) following a Base Ten underwritten public offering or which is non-convertible because of the limitations described below. Such dividends and payments are payable only prior to conversion, and payable in cash or additional Preferred Stock at Base Ten's option; however, if Base Ten elects to pay the dividend in Preferred Stock, the amount of such payment will be 125% of the cash amount due.

     Liquidation Preference. The Preferred Stock has a liquidation preference as to its principal amount and any accrued and unpaid dividends.

     Conversion Rights. The Preferred Stock is convertible at any time or from time to time into Class A Stock, at a conversion price equal to the lesser of
(i) $16.25 per share or (ii) the Weighted Average Price of the Class A Stock prior to the conversion date. Weighted Average Price is defined as the volume weighted average price of Class A Stock on Nasdaq (as reported at the close of trading by Bloomberg Financial Markets) over any two trading days in the 20 trading day period ending on the day prior to the date the holder gives notice of conversion (excluding the lowest closing bid price in that period). The holder has the right to select such two days. In any event, no more than 3,040,000 shares of Class A Stock shall be issued upon conversion of all of the Preferred Stock. Any Preferred Stock remaining outstanding because of this limitation may be redeemed at the holder's option for a subordinated 8% promissory note maturing when the Preferred would have matured.

     Company Redemption Right. Base Ten has the right, at any time, to redeem all or any part of the outstanding Preferred Stock or subordinated notes at 130% of their original purchase price.

     Mandatory Redemption on Maturity. Any shares of Preferred Stock or subordinated notes still outstanding three years after issuance must be redeemed in either cash or, at Base Ten's option, in Class A Stock. If Base Ten elects to make the redemption in Class A Stock, the amount of such payment will be 125% of the original purchase price.

     Voting Rights. The holders of the Preferred Stock have the same voting rights as the holders of Class A Stock, calculated as if all outstanding shares of Preferred Stock had been converted into shares of Class A Stock on the record date for determination of shareholders entitled to vote on the matter presented.

     Warrants. For each $1 million of Preferred Stock purchased, purchasers received five-year warrants to purchase 40,000 shares of Class A Stock exercisable at $16.25 per share.

     Right of First Refusal. So long as shares of the Preferred Stock remain outstanding, each holder has the right (with certain exceptions) to purchase, on five days' notice, up to that portion of any future equity financing by Base Ten which would be sufficient to enable the holder to maintain its percentage interest in Base Ten equity on a fully diluted basis.

     Registration. Base Ten is required to file a registration statement ("Registration Statement") with the Securities and Exchange Commission ("SEC") registering for resale the Class A Stock underlying the Preferred Stock, including any Preferred Stock which may be issued as a dividend, and the Warrants, which must be effective no later than March 2, 1998. In the event the Registration Statement is not declared effective by the SEC by such date, Base Ten will be required to pay the holders of the Preferred an amount equal to 1 1/2% of the original purchase price for each month until the Registration Statement has been declared effective. The holders have agreed, if requested by a managing underwriter, to a maximum 90-day standstill period following any underwritten Base Ten public offering, but not in excess of two such standstills (or more than 90 days) in any 18-month period. In the event a standstill period is effective, the maturity date of the Preferred Stock would be extended by the duration of the standstill period.

Use of Proceeds

     The proceeds of the sale of the Preferred are expected to be used for continued development of the Company's PHARMASYST(R) family of products, increased marketing activities, working capital, and acquisition financing.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (c) Exhibits

    99.1     Securities Purchase Agreement
    99.2     Registration Rights Agreement
    99.3 Certificate of Amendment of Restated Certificate of Incorporation Providing for Designation, Preferences and Rights of the Convertible Preferred Shares, Series A
    99.4     Common Stock Purchase Warrant Certificate
    99.5     Press Release, dated as of December 9, 1997

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BASE TEN SYSTEMS, INC.


Date:  December 18, 1997               By:  /s/ Thomas E. Gardner
                                            ---------------------
                                              Name:   Thomas E. Gardner
                                              Title:  President and Chief
                                                      Executive Officer

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      BASE TEN SYSTEMS, INC.


Date:  November ____, 1997             By:  _____________________________
                                              Name:   Edward J. Klinsport
                                              Title:  Executive Vice President
                                                      and Secretary

                                                                    Exhibit 99.1

                          SECURITIES PURCHASE AGREEMENT

     This SECURITIES PURCHASE AGREEMENT ("Agreement") is entered into as of December 4, 1997, by and between BASE TEN SYSTEMS, INC., a New Jersey corporation (the "Company"), with headquarters located at One Electronics Drive, Trenton, New Jersey 08619 and the purchasers ("Purchasers") set forth on the execution pages hereof.

                                    RECITALS

     A. The Company and Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D"), as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act").

     B. Purchasers desire (a) to purchase, upon the terms and conditions stated in this Agreement, in the aggregate at the First Closing and the Second Closing, Nineteen Million U.S. Dollars ($19,000,000) face amount of the Company's Convertible Preferred Shares (the "Preferred Shares"), in the form attached hereto as Exhibit A, convertible into shares of the Company's Class A Common Shares, par value $1.00 per share (the "Common Stock") and (b) to receive, in consideration for such purchase, Stock Purchase Warrants (the "Warrants"), in the form attached hereto as Exhibit B, to acquire shares of Common Stock. The shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrants are referred to herein as "Warrant Shares". The shares of Common Stock to be issued to the Purchasers upon conversion of the Preferred Shares are referred to herein as the "Common Shares". The Preferred Shares may be exchanged for senior subordinated notes (the "Notes") by the Purchasers under the terms and conditions specified in the Certificate of Amendment. The Preferred Shares, the Common Shares, the Warrants, the Warrant Shares and the Notes are collectively referred to herein as the "Securities".

     C. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement in the form attached hereto as Exhibit C (the "Registration Rights Agreement"), pursuant to which the Company has agreed to provide certain registration rights under the Securities Act, the rules and regulations promulgated thereunder and applicable state securities laws.

AGREEMENTS

     NOW, THEREFORE, in consideration of their respective promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Purchaser hereby agree as follows:

                                    ARTICLE I
                      PURCHASE AND SALE OF PREFERRED SHARES

     1.1 Purchase of Preferred Shares. Subject to the terms and conditions of this Agreement, the issuance, sale and purchase of Nine Million Three Hundred Seventy Five Thousand U.S. Dollars ($9,375,000) face amount of the Preferred Shares shall be consummated in an initial closing (the "First Closing"). On the date of the First Closing, subject to the satisfaction or waiver of the conditions set forth in Article VI and Section 7.1, the Company shall issue and sell to the Purchasers, and the Purchasers severally and not jointly agree to purchase from the Company, the Preferred Shares specified below the signature for each such Purchaser on this agreement for an aggregate purchase price of Nine Million Three Hundred Seventy Five Thousand U.S. Dollars ($9,375,000) (the "Initial Purchase Price"). Subject to the terms and conditions of this Agreement, the issuance, sale and purchase of Nine Million Six Hundred Twenty Five Thousand U.S. Dollars ($9,625,000) face amount of the Preferred Shares shall be consummated in a second closing (the "Second Closing," the first Closing and the Second Closing are collectively referred to as the "Closing"). On the date of the Second Closing, subject to the satisfaction or waiver of the conditions set forth in Section 7.2, the Company shall issue and sell to the Purchasers, and the Purchasers severally and not jointly agree to purchase from the Company, the Preferred Shares specified below the signature for each such Purchaser on this agreement for an aggregate purchase price of Nine Million Six Hundred Twenty Five Thousand U.S. Dollars (the "Additional Purchase Price," and, together with the Initial Purchase Price, the "Purchase Price").

     1.2 Form of Payment. The Purchasers shall pay the Initial Purchase Price and the Additional Purchase Price for the Preferred Shares by wire transfer to the account designated pursuant to the Escrow Agreement by and among the Company, the Purchasers and the escrow agent ("Escrow Agent") designated therein in the form attached hereto as Exhibit D ("Escrow Agreement") upon delivery to the Escrow Agent of the Preferred Shares and, at the First Closing, the Warrants, all in accordance with the terms of the Escrow Agreement, and upon satisfaction of the other Closing conditions.

     1.3 First Closing Date. Subject to the satisfaction (or waiver) of the conditions set forth in Article VI and Section 7.1 below, and further subject to the terms and conditions of the Escrow Agreement, the date and time of First Closing shall be at 10:00 a.m. California time, on December 4, 1997 (the "First Closing").

     1.4 Second Closing Date. Subject to the satisfaction (or waiver) of the conditions set forth in Section 7.2 below, and further subject to the terms and conditions of the Escrow Agreement, the date and time of Second Closing shall be at 10:00 a.m. California time, on December 30, 1997, or such other date upon which the conditions set forth in Section 7.2 have been satisfied.

     1.5 Warrants. In consideration of the purchase by Purchasers of the Preferred Shares, the Company shall at the First Closing and at the Second Closing, as applicable, issue Warrants to the Purchasers to acquire an aggregate of 40,000 Common Shares for each $1,000,000 face amount of Preferred Shares purchased.

                                   ARTICLE II
                         PURCHASERS' REPRESENTATIONS AND
                                   WARRANTIES

     Each Purchaser represents and warrants to the Company as of the date hereof and as of the Closing, severally and solely with respect to itself and its purchase hereunder and not with respect to any other Purchaser, as set forth in this Article II. Each Purchaser makes no other representations or warranties, express or implied, to the Company in connection with the transactions contemplated hereby and any and all prior representations and warranties, if any, which may have been made by the Purchaser to the Company in connection with the transactions contemplated hereby shall be deemed to have been merged in this Agreement and any such prior representations and warranties, if any, shall not survive the execution and delivery of this Agreement.

     2.1 Investment Purpose. Purchaser is purchasing the Preferred Shares and the Warrants for Purchaser's own account for investment only and not with a present view toward or in connection with the public sale or distribution thereof in violation of the applicable securities laws. Purchaser will not, directly or indirectly, offer, sell, pledge or otherwise transfer the Securities or any interest therein except pursuant to transactions that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act, the rules and regulations promulgated pursuant thereto and applicable state securities laws. Purchaser understands that Purchaser must bear the economic risk of this investment indefinitely, unless the Securities are registered pursuant to the Securities Act and any applicable state securities laws or an exemption from such registration is available, and that the Company has no present intention of registering any such Securities other than as contemplated by the Registration Rights Agreement. By making the representations in this Section 2.1, the Purchaser does not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption from registration under the Securities Act and any applicable state securities laws.

     2.2 Accredited Investor Status. Purchaser is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D and Purchaser has indicated on a duly executed Investor Questionnaire and Representation Agreement in the form attached hereto as Exhibit E in which capacity that it so qualifies as an "accredited investor."

     2.3 Reliance on Exemptions. Purchaser understands that the Preferred Shares, Notes and Warrants are being offered and sold to Purchaser in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of Purchaser to acquire the Preferred Shares, Notes and Warrants.

     2.4 Information. Purchaser has been furnished all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been specifically requested by Purchaser, including without limitation the Company's Annual Report on Form 10-K/A for the Year ended October 31, 1996; Quarterly Report on Form 10-Q for the period ended January 31, 1997, as amended by Forms 10-Q/A filed with the Securities and Exchange Commission ("SEC") on April 3, 1997, May 28, 1997, and June 11, 1997, respectively; Quarterly Report on Form 10-Q for the period ended April 30, 1997; Quarterly Report on Form 10-Q for the period ended July 31, 1997 (the "Current Quarterly Report"); Current Reports on Form 8-K filed with the SEC on June 13, 1997, June 9, 1997 and November 11, 1997; Preliminary Proxy Statement filed with the SEC on October 29, 1997; and Proxy Statement filed with the SEC on February 7, 1997 (such documents, collectively, the "SEC Documents"). Purchaser has been afforded the opportunity to ask questions of the Company and has received what Purchaser believes to be complete and satisfactory answers to any such inquiries. Neither such inquiries nor any other due diligence investigation conducted by Purchaser or any of its representatives nor any other disclosures or documents (including without limitation the SEC Documents) shall modify, amend or affect Purchaser's right to rely on the Company's representations and warranties contained in this Agreement or in any Exhibit hereto or in any certificate issued in connection herewith or therewith. Purchaser understands that Purchaser's investment in the Securities involves a high degree of risk, including without limitation the risks and uncertainties disclosed in the SEC Documents and the Prospectus (as defined below). Subject to the foregoing, Purchaser acknowledges the disclosures presented under the caption "Risk Factors" in the Prospectus dated August 22, 1997 included in the Company's Form S-3 Registration Statement filed with the SEC, and the incorporation of those disclosures by reference herein.

     2.5 Governmental Review. Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

     2.6 Transfer or Resale. Purchaser understands that (i) except as provided in the Registration Rights Agreement, the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered, sold, pledged or otherwise transferred unless subsequently registered thereunder or an exemption from such registration is available (which exemption the Company expressly agrees may be established as contemplated in clauses (b) and (c) of Section 5.1 hereof); (ii) any sale of such Securities made in reliance on Rule 144 under the Securities Act (or a successor rule) ("Rule 144") may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such Securities without registration under the Securities Act under circumstances in which the seller may be deemed to be an underwriter (as that term is defined in the Securities
Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws or to comply with the terms and  conditions  of any  exemption  thereunder  (in each case,  other than pursuant to this Agreement or the Registration Rights Agreement). Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with any margin account or other lending arrangement.

     2.7 Legends. Purchaser understands that, subject to Article V hereof, the certificates for the Preferred Shares and Warrants, the Notes and, until such time as the Common Shares and Warrant Shares have been registered under the Securities Act as contemplated by the Registration Rights Agreement or otherwise may be sold by Purchaser pursuant to Rule 144 (subject to and in accordance with the procedures specified in Article V hereof), the certificates for the Common Shares and Warrant Shares, will bear a restrictive legend (the "Legend") in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS OR UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

     2.8 Authorization: Enforcement. This Agreement and the Registration Rights Agreement have been duly and validly authorized, executed and delivered on behalf of Purchaser and are valid and binding agreements of Purchaser enforceable in accordance with their respective terms, except (i) to the extent that such validity or enforceability may be subject to or affected by any bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights or remedies of creditors generally, or by other equitable principles of general application, and (ii) as rights to indemnity and contribution under the Registration Rights Agreement may be limited by Federal or state securities laws.

     2.9 Residency. Purchaser is a resident of the jurisdiction set forth under Purchaser's name on the signature page hereto executed by Purchaser.

                                   ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Purchaser as of the date hereof and as of each Closing as set forth in this Article III. The Company makes no other representations or warranties, express or implied, to the Purchasers in connection with the transactions contemplated hereby and any and all prior representations and warranties, if any, which may have been made by the Company to the Purchasers in connection with the transactions contemplated hereby shall be deemed to have been merged in this Agreement and any such prior representations and warranties, if any, shall not survive the execution and delivery of this Agreement.

     3.1 Organization and Qualification. Each of the Company and its subsidiaries is a corporation duly organized and existing in good standing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction where the failure so to qualify or be in good standing would have a Material Adverse Effect. "Material Adverse Effect" means any effect which, individually or in the aggregate with all other effects, is or could reasonably be expected to be materially adverse to the business, operations, properties, financial condition, operating results or prospects of the Company and its subsidiaries, taken as a whole on a consolidated basis or on the transactions contemplated hereby or on any of the Securities.

     3.2 Authorization: Enforcement. (a) The Company has the requisite corporate power and authority to enter into and perform this Agreement and the Registration Rights Agreement, and to issue, sell and perform its obligations with respect to the Preferred Shares, Warrants and Notes in accordance with the terms hereof and the terms of the Preferred Shares, Warrants and Notes, to issue the Common Shares and Warrant Shares upon conversion of the Preferred Shares and exercise of the Warrants, respectively, in accordance with the terms and conditions of the Preferred Shares and Warrants, respectively, and subject to the limitations set forth in Sections 14A:7-14.1 and 14A:7-16 of the New Jersey Business Corporation Act (the "Corporate Law Restrictions") to issue the Notes in accordance with the terms and conditions of the Preferred Shares; (b) the execution, delivery and performance of this Agreement and the Registration Rights Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation the issuance of the Preferred Shares, the Notes and the Warrants, and the issuance and reservation for issuance of the Common Shares and the Warrant Shares) have been duly authorized by all necessary corporate action and, except as set forth on
Schedule 3.2 hereof and except as contemplated by Section 4.8 hereof, no further consent or authorization of the Company, its board of directors, or its stockholders or any other person, body or agency, and no filing with any person, body or agency, is required with respect to any of the transactions contemplated hereby or thereby (whether under rules of the National Association of Securities Dealers ("NASD") or otherwise); (c) this Agreement, the Registration Rights Agreement, certificates for the Preferred Shares, the Warrants and the Notes have been (or, in the case of the Notes, will be upon issuance) duly executed and delivered by the Company; and (d) this Agreement, the Registration Rights Agreement, the Preferred Shares, and the Warrants constitute, and the Notes, when issued, will constitute, legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except (i) to the extent that such validity or enforceability may be subject to or affected by any bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights or remedies of creditors generally, or by other equitable principles of general application, and (ii) as rights to indemnity and contribution under the Registration Rights Agreement may be limited by Federal or state securities laws, and (iii) as to the Notes, to the Corporate Law Restrictions.

     3.3 Capitalization. The capitalization of the Company as of the date hereof, including the authorized capital stock, the number of shares issued and outstanding, the number of shares reserved for issuance pursuant to the Company's stock option plans, the number of shares reserved for issuance pursuant to securities (other than the Preferred Shares or the Warrants) exercisable for, or convertible into or exchangeable for any shares of Common Stock and the number of shares to be reserved for issuance upon conversion of the Preferred Shares and exercise of the Warrants is set forth in the Current Quarterly Report, as the same may be modified or supplemented by Schedule 3.3. All of such outstanding shares of capital stock have been, or upon issuance will be, validly issued, fully paid and nonassessable. No shares of capital stock of the Company (including the Common Shares and the Warrant Shares) are subject to preemptive rights or any other similar rights of the stockholders of the Company or of any other person or entity which have not been satisfied or waived, or any liens or encumbrances. Except as disclosed in Schedule 3.3, as of the date of this Agreement and as of each Closing Date, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries, and (ii) issuance of the Securities will not trigger antidilution or similar rights for any other present or future outstanding or authorized securities of the Company, and (iii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the Securities Act (except the Registration Rights Agreement). The Company has furnished to Purchaser true and correct copies of the Company's Certificate of Incorporation as in effect on the date hereof ("Certificate of Incorporation"), and the Company's By-laws as in effect on the date hereof (the "By-laws"). The Company has set forth on Schedule
3.3 all instruments and agreements (other than the Certificate of Incorporation and By-laws) governing or concerning securities convertible into or exercisable or exchangeable for Common Shares of the Company (and the Company shall provide to Purchaser copies thereof upon the request of Purchaser).

     3.4 Issuance of Shares. The Common Shares and Warrant Shares are duly authorized and (except for the issuance of shares of Common Stock in excess of twenty percent (20%) of the Common Stock outstanding at the First Closing Date, which is subject to the completion of the actions to be taken by the Company and its stockholders after the First Closing pursuant to Section 4.8) reserved for issuance, and, upon conversion of the Preferred Shares and exercise of the Warrants in accordance with the terms thereof, as applicable, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances directly or indirectly imposed or suffered by the Company or any of its subsidiaries, will be entitled to all rights and preferences accorded to a holder of Common Stock, shall be entitled to be traded on the same markets and exchanges as the other shares of Common Stock of the Company are traded, and will not be subject to preemptive rights or other similar rights of stockholders of the Company or of any other person or entity. The Preferred Shares and Warrants are duly authorized and validly issued, fully paid and nonassessable, and free from all liens, claims and encumbrances directly or indirectly imposed or suffered by the Company or any of its subsidiaries or affiliates and will not be subject to preemptive rights or other similar rights of stockholders of the Company or of any other person or entity.

     3.5 No Conflicts. Except for the issuance of shares of Common Stock in excess of twenty percent (20%) of the outstanding Common Stock, which is subject to the completion of the actions to be taken by the Company and its stockholders after the First Closing pursuant to Section 4.8, the execution, delivery and performance of this Agreement, the Preferred Shares, the Warrants, the Notes and the Registration Rights Agreement by the Company, and the consummation by the Company of transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance, as applicable, of the Preferred Shares, Common Shares, Warrants, Warrant Shares and, subject to the Corporate Law Restrictions, Notes) will not (a) result in a violation of the Certificate of Incorporation or By-laws or (b) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, including without limitation that certain Securities Purchase Agreement dated as of May 30, 1997 and the documents related thereto, or (c) result in a violation of any law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws and regulations and the rules and regulations of the NASD or Nasdaq) applicable to the Company or any of its subsidiaries, or by which any property or asset of the Company or any of its subsidiaries, is bound or affected. Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation or other organizational documents, and neither the Company nor any of its subsidiaries is in default (and no event has occurred which has not been waived which, with notice or lapse of time or both, would put the Company or any of its subsidiaries in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, except for possible violations, defaults or rights as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its subsidiaries are not being conducted, and shall not be conducted so long as Purchaser (or any direct or indirect transferee, assignee or participant of Purchaser or of such transferee, assignee or participant in a transaction of the type referred to in Section 5.1(b) below ("Purchaser Transferee")) owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity, except for possible violations the sanctions for which either individually or in the aggregate would not have a Material Adverse Effect. Except as set forth on Schedule 3.5, or except (A) such as may be required under the Securities Act in connection with the performance of the Company's obligations under the Registration Rights Agreement, (B) filing of a Form D with the SEC, and (C) compliance with the state securities or Blue Sky laws of applicable jurisdictions, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement, the Preferred Shares, the Warrants, the Notes or the Registration Rights Agreement or to perform its obligations in accordance with the terms hereof or thereof. The Company is not in violation of the listing requirements of Nasdaq, does not know of or anticipate any event which could be grounds for such delisting and does not reasonably anticipate that the Common Shares will be delisted by Nasdaq during the foreseeable future.

     3.6 SEC Documents. Except as disclosed in Schedule 3.6, since October 31, 1996, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Company has delivered to each Purchaser true and complete copies of the SEC Documents, except for exhibits, schedules and incorporated documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents which is required to be updated or amended under applicable law has not been so updated or amended. The financial statements of the Company included in the SEC Documents have been prepared in accordance with U.S. generally accepted accounting principles, consistently applied, and the rules and regulations of the SEC during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they do not include footnotes or are condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, immaterial year-end audit adjustments). Except as set forth in the financial statements or the notes thereto of the Company included in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business consistent with past practice subsequent to the date of such financial statements and (ii) obligations under contracts and commitments incurred in the ordinary course of business consistent with past practice and (iii) liabilities not required under generally accepted accounting principles to be reflected in such financial statements, in each case of clause (i), (ii) and (iii) next above which, individually or in the aggregate, are not material to the financial condition, business, operations, properties, operating results or prospects of the Company and its subsidiaries or to the transactions contemplated hereby or to the Securities. To the extent required by the rules of the SEC applicable thereto, the SEC Documents contain a complete and accurate list of all material undischarged written or oral contracts, agreements, leases or other instruments existing as of the respective date of each such SEC Document (or such other date required by the rules of the SEC) to which the Company or any subsidiary is a party or by which the Company or any subsidiary is bound or to which any of the properties or assets of the Company or any subsidiary is subject (each a "Contract"). Except as set forth in Schedule 3.6, none of the Company, its subsidiaries or, to the best knowledge of the Company, any of the other parties thereto, is in breach or violation of any Contract, which breach or violation could reasonably be expected to have a Material Adverse Effect. No event, occurrence or condition exists which, with the lapse of time, the giving of notice, or both, would become a default by the Company or its subsidiaries thereunder which could reasonably be expected to have a Material Adverse Effect. The Company has not provided and will not provide to any Purchaser any material non-public information or any other information which, according to applicable law, rule or regulation, should have been disclosed publicly by the Company but which has not been so disclosed as of the date of this Agreement and the date of the First Closing.

     3.7 Absence of Certain Changes. Since October 31, 1996 and to the First Closing (or, at the Second Closing, since the First Closing to the Second Closing) there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, results of operations or prospects of the Company, except as disclosed in
Schedule 3.7 or in the SEC Documents. The sale of the assets of the Government Technology Division of the Company is, as of the date hereof, proceeding in accordance with the previous public announcements of the Company regarding such sale.

     3.8 Absence of Litigation. Except as disclosed in Schedule 3.8 or in the SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, or self-regulatory organization or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company, any of its subsidiaries, or any of their respective directors or officers in their capacities as such, which could reasonably be expected to result in an unfavorable decision, ruling or finding which would have a Material Adverse Effect or would adversely affect the transactions contemplated by this Agreement or any of the documents contemplated hereby or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of such other documents. There are no facts known to the Company which, if known by a potential claimant or governmental authority, could reasonably be expected to give rise to a claim or proceeding which, if asserted or conducted with results unfavorable to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect.

     3.9 Disclosure. No information, statement or representation relating to or concerning the Company or any of its subsidiaries set forth in this Agreement contains an untrue statement of a material fact. No information relating to or concerning the Company or any of its subsidiaries set forth in any of the SEC Documents contains a statement of material fact that was untrue as of the date such SEC Document was filed with the SEC. The Company has not herein or in the SEC Documents omitted to state a material fact necessary in order to make the statements and representations made herein or therein, in light of the circumstances under which they were made, not misleading.

     3.10 Acknowledgment Regarding Purchaser's Purchase of the Securities. The Company acknowledges and agrees that Purchaser is not acting as a financial advisor or fiduciary of the Company or any of its subsidiaries (or in any similar capacity) with respect to this Agreement or the transactions contemplated hereby, that this Agreement and the transaction contemplated hereby, and the relationship between the Purchaser and the Company, are "arms-length", and that any statement made by Purchaser (except as set forth in Article II) or any of its representatives or agents, in connection with this Agreement, and the transactions contemplated hereby is not advice or a recommendation, is merely incidental to Purchaser's purchase of the Securities and (except as set forth in Article II) has not been relied upon as such in any way by the Company, its officers or directors. The Company further represents to Purchaser that the Company's decision to enter into this Agreement and the transactions contemplated hereby have been based solely on an independent evaluation by the Company and its representatives.

     3.11 S-3 Registration. The Company is currently eligible to register the resale of the Common Shares on a registration statement on Form S-3 under the Securities Act.

     3.12 No General Solicitation. Neither the Company nor any distributor participating on the Company's behalf in the transactions contemplated hereby (if any) nor any person acting for the Company, or any such distributor, has conducted any "general solicitation," as described in Rule 502(c) under Regulation D, with respect to any of the Securities being offered hereby.

     3.13  No  Integrated  Offering.   Neither  the  Company,  nor  any  of  its
affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would either require registration of any of the Securities under the Act or prevent the parties hereto from consummating, or delay or interfere with the consummation of, the transactions contemplated hereby pursuant to an exemption from the registration under the Securities Act pursuant to the provisions of Regulation D. The transactions contemplated hereby are exempt from the registration requirements of the Securities Act, assuming the accuracy of the relevant representations and warranties herein contained of the Purchaser and of Cowen & Company ("Cowen") and Shoreline Pacific Institutional Finance, the Institutional Division of Financial West Group ("Shoreline") in their letters to the Company dated as of December 2, 1997 (copies of which are attached as Schedule 3.13 hereto) to the extent relevant for such determination. To the Company's knowledge, such representations and warranties of Cowen and Shoreline are accurate. The issuance of the Securities to the purchasers will not be integrated with any other issuance of the Company's securities (past, present or future) which require stockholder approval under the rules of Nasdaq.

     3.14 No Brokers. The Company has taken no action, directly or indirectly, which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments by Purchaser relating to this Agreement or the transactions contemplated hereby, except for dealings with Cowen and Shoreline the fees of which shall be paid in full by the Company out of escrow at the First Closing. The Company will indemnify the Purchaser from and against any fees and expenses (including without limitation reasonable attorneys fees and expenses) sought or other claims made by Cowen or Shoreline.

     3.15 Intellectual Property. Except as disclosed in the SEC Documents, each of the Company and its subsidiaries owns, is licensed to use, or possesses adequate and enforceable rights to use all material patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, "Intangibles") used or necessary for the conduct of its business as now being conducted and as described in the Company's Annual Report on Form 10-K/A for its most recently ended fiscal year. To the Company's best knowledge, except as disclosed in the SEC Documents, neither the Company nor any subsidiary of the Company infringes on or is in conflict with any right of any other person with respect to any Intangibles nor is there any claim of infringement made by a third party against or involving the Company or any of its subsidiaries, which infringement, conflict or claim, individually or in the aggregate, could reasonably be expected to result in an unfavorable decision, ruling or finding which would have a Material Adverse Effect.

     3.16 Key Employees. Each Key Employee (as defined below) is currently serving the Company in the capacity disclosed in Schedule 3.16. No Key Employee, to the best of the knowledge of the Company and its subsidiaries, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each Key Employee does not subject the Company or any of its subsidiaries to any liability with respect to any of the foregoing matters. No Key Employee has, to the best of the knowledge of the Company and its subsidiaries, any intention to terminate his employment with, or services to, the Company or any of its subsidiaries. "Key Employee" means Mr. T. Gardner.

     3.17 No "Poison Pill". The Company does not have in effect a shareholders rights plan or similar plan in the nature of a "poison pill". If the Company adopts such a plan, none of the Purchaser's Preferred Shares, Warrants, Common Shares and Warrant Shares will be deemed to trigger such plan.

     3.18 Dilution. The Company acknowledges that the number of Common Shares and Warrant Shares may increase substantially in certain circumstances (subject to the limitation on issuance of Common Shares set forth in Section (d)(H)(i) of the Certificate of Amendment), including the circumstances where the trading price of the Company's Common Stock declines. The Company understands and acknowledges the potentially dilutive effect to the Common Stock upon the issuance of the Common Shares and the Warrant Shares upon conversion or exercise of the Preferred Shares or Warrants. The Company further acknowledges that its obligation to issue Common Shares and Warrant Shares upon conversion of the Preferred Shares or exercise of the Warrants in accordance with this Agreement, the Certificate of Amendment and the Warrants is absolute and unconditional regardless of the dilutive effect such issuance has on the ownership interests of other stockholders of the Company.

     3.19 Certain Transactions. Except as disclosed in the SEC Documents and except for arm's length transactions pursuant to which the Company or any of its direct or indirect subsidiaries makes payments in the ordinary course of business upon terms no less favorable than the Company or any of its direct or indirect subsidiaries could obtain from third parties, none of the officers, directors, or employees of the company is presently a party to any transaction with the Company or any of its direct or indirect subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

     3.20 Permits; Compliance. The Company and each of its direct and indirect subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease, and operate its properties and to carry on its business as it is now being conducted (collectively, the "Company Permits"), and there is no action pending or, to the knowledge of the Company, threatened regarding suspension or cancellation of any of the Company Permits except for such Company Permits the failure of which to possess, or the cancellation or suspension of which, would not, individually or in the aggregate, have a Material Adverse Effect. Neither the Company nor any of its direct or indirect subsidiaries is in conflict with, or in default or violation of, any of the Company Permits, except for any such conflicts, defaults or violations which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. Since October 31, 1996, neither the Company nor any of its direct or indirect Subsidiaries has received any notification with respect to possible conflicts, defaults or violations of applicable laws, except for notices relating to possible conflicts, defaults or violations, which conflicts, defaults or violations could not reasonably be expected to have a Material Adverse Effect.

     3.21 Insurance. The Company and each of its direct and indirect subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its direct and indirect subsidiaries are engaged. Neither the Company nor any such direct or indirect subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

                                   ARTICLE IV
                                    COVENANTS

     4.1 Best Efforts. The parties shall use their reasonable best efforts to timely satisfy each of the conditions described in Articles VI and VII of this Agreement.

     4.2 Securities Laws. The Company agrees to timely file a Form D with respect to the Securities with the SEC as required under Regulation D and to provide a copy thereof to each Purchaser promptly after such filing. The Company agrees to file a Form 8-K disclosing this Agreement and the transactions contemplated hereby with the SEC within five (5) business days following the date of the First Closing. The Company shall, on or prior to the date of First Closing or the Second Closing, as applicable, take such action as is necessary to qualify the Securities for sale to the Purchaser at such Closing in compliance with applicable securities laws of the states of the United States or obtain exemption therefrom, and shall provide evidence of any such action so taken to the Purchaser on or prior to the date of such Closing.

     4.3 Reporting Status. So long as the Purchaser or a Purchaser Transferee beneficially owns any unconverted Preferred Shares or unexercised Warrants, (a) the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination, and
(b) the Company will use its best efforts to maintain its ability and eligibility to register its Common Shares and Warrant Shares on Form S-3.

     4.4 Information. The Company agrees to send the following reports to the Purchaser and Purchaser's Transferee until each Purchaser and Purchaser's Transferee has converted all of its Preferred Shares and exercised all Warrants:
(a) within three (3) business days after the filing with the SEC, a copy of its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, any proxy statements and any Current Reports on Form 8-K; and (b) within one (1) business day after release, copies of all press releases issued by the Company or any of its subsidiaries. The Company further agrees to promptly provide to the Purchaser and Purchaser's Transferee any information with respect to the Company, its properties, or its business or Purchaser's investment as the Purchaser and Purchaser's Transferee may reasonably request; provided, however, that the Company shall not be required to give the Purchaser any material nonpublic information. If any information requested by the Purchaser from the Company contains material nonpublic information, the Company shall inform the Purchaser in writing that the information requested contains material nonpublic information and shall in no event provide such information to Purchaser without the express written consent of the Purchaser after being so informed.

     4.5 Listing. The Company shall use its best efforts to continue the uninterrupted listing and trading of its Common Stock and, upon registration, the Common Shares and Warrant Shares on the AMEX, the Nasdaq National Market or the New York Stock Exchange; and comply in all material respects with the Company's reporting, filing and other obligations under the By-laws and rules of such exchange or Nasdaq, as applicable. If and so long as the Common Stock and, following registration, the Common Shares and Warrant Shares are not listed on one of such exchanges or Nasdaq, as partial compensation for the added liquidity risk of such delisting the Company shall be obligated to make the following additional cash payments (the "Delisting Payments"). The Delisting Payments will be equal to one-half of one percent (1/2%) of the Purchase Price of any outstanding Preferred Shares for each month (or part thereof, pro-rated) following the date the Common Stock is delisted (the "Delisting Date") continuing through the date the Common Stock is listed on one of such exchanges or Nasdaq (the "New Listing"). The Delisting Payments will be paid to the holder of the Preferred Shares in cash within five (5) business days following the earlier of (i) the end of each month following the Delisting Date, or (ii) the effective date of the New Listing. Nothing herein shall limit the Preferred Share holder's right to pursue actual damages for the Company's failure to maintain its listing on such exchange or Nasdaq.

     4.6 Prospectus Delivery Requirement. The Purchaser understands that the Securities Act may require delivery of a prospectus relating to the Common Shares in connection with any sale thereof pursuant to a registration statement under the Securities Act covering the resale by the Purchaser of the Common Shares being sold, and the Purchaser shall comply with the applicable prospectus delivery requirements of the Securities Act, if any, in connection with any such sale.

     4.7 Share Authorization. The Company covenants and agrees that it shall (i) use its best efforts to solicit by proxy the authorization (the "Shareholder Approval") of the issuance of shares of Common Stock in excess of twenty (20) percent of the outstanding shares of Common Stock by the stockholders of the Company not later than 60 days following the date of the First Closing, and (ii) use its best efforts to obtain the Shareholder Approval not later than 120 days following the date of the First Closing.

     4.8 Pre-emptive Right to Participate in Future Private Equity Financings.

     (a) The Company shall not,  prior to the later of (i) the Second Closing or
(ii) the date of effectiveness of a registration statement with respect to the resale of the Common Shares and Warrant Shares (such earlier date, the "Release Date"), issue Class A Common Shares or securities which are convertible into or exercisable for Class A Common Shares or any other classes of common shares of the Company (a "Private Equity Financing"), except for Permitted Issuances (as defined below). If at any time after the Release Date and prior to conversion or redemption of all of the Preferred Shares, the Company proposes a Private Equity Financing, other than a Permitted Issuance, the Company shall give each Purchaser the opportunity to purchase its pro rata share (as calculated below) of such Private Equity Financing on the same terms as offered to other persons, on the terms described below. For purposes of this Section 4.9(a), "Permitted Issuance" means any issuance (i) pursuant to any currently outstanding convertible debentures, warrants or options (including shares issued in lieu of cash interest payments), (ii) pursuant to options either already granted or which may be granted to employees or consultants pursuant to the Company's existing employee stock option plans or any successor plan approved by the Company's board of directors, (iii) pursuant to the conversion of the Preferred Shares or exercise of the Warrants, (iv) pursuant to any stock dividend upon, or upon any subdivision or combination of shares of the Class A Common Shares, (v) pursuant to a firm commitment underwritten public offering, (vi) in connection with an acquisition or merger of another company by or with the Company or (vii) in connection with any future equity financing whereby Class A Common Shares, or warrants or options to purchase Class A Common Shares, are issued to a Strategic Investor (as defined in Section 4.9(d) hereof).

     (b) Each Purchaser shall have the right to purchase its pro rata share of such Private Equity Financing based on the ratio which (x) the Class A Common Shares issuable on conversion or exercise of Preferred Shares or Warrants purchased by such Purchaser on the Closing Date to (y) all of the then issued and outstanding Class A Common Shares of the Company plus the Class A Common Shares then issuable upon conversion or exercise of any preferred stock, any warrants and any convertible debentures, options and other warrants then outstanding, before giving effect to the proposed Private Equity Financing.

     (c) The Company shall deliver to each Purchaser, at least five (5) business days prior to the closing of such Private Equity Financing, written notice describing the terms and conditions of the proposed Private Equity Financing, and providing each Purchaser the opportunity to purchase its pro rata share (as calculated above) of the Private Equity Financing. Any portion of the Private Equity Financing required to be so offered and so offered which is not purchased (or irrevocably committed to be purchased) by a Purchaser within five (5) business days following the receipt by the Purchasers of such offer may be sold by the Company at any time thereafter on the same terms set forth in the offer, provided, however, that if the Company does not consummate such Private Equity Financing within twenty (20) business days after receipt by the Purchasers of the written notice noted in this Section 4.9(c), the rights of the Purchasers under this Section 4.9 shall again apply to such Private Equity Financing.

     (d) For the purposes of this Section 4.9, "Strategic Investor" shall mean any person or entity which has or is proposed to have a material business, technology or commercial relationship with the Company in addition to any equity financing provided by such person or entity.

     (e) So long as any of the Preferred Shares are outstanding the Company shall not issue any additional shares of Class B Common Stock, other than upon exercise of existing options to purchase Class B Common Stock.

     4.9 Sale of Division. Each Purchaser covenants and agrees that it shall vote all Preferred Shares or Common Shares which it owns or subsequently acquires in favor of the proposed sale by the Company, described in the SEC Documents, of substantially all of the assets of the Government Technology Division of the Company to Strategic Technology Systems, Inc., a Nevada corporation.

                                    ARTICLE V
           LEGEND REMOVAL, TRANSFER, CERTAIN SALES, ADDITIONAL SHARES

     5.1 Removal of Legend. The Legend shall be removed and the Company shall issue, or shall cause to be issued, a certificate without such Legend to the holder of any Security upon which it is stamped, and a certificate for a security shall be originally issued without the Legend, if: (a) the resale of such Security is registered under the Securities Act; or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions and reasonably satisfactory to the Company and its counsel (the reasonable cost of which shall be borne by the Company if neither an effective registration statement under the Securities Act or Rule 144 is available in connection with such sale) to the effect that a public sale or transfer of such Security may be made without registration under the Securities Act pursuant to an exemption from such registration requirements; or (c) such Security can be sold pursuant to Rule 144, the Holder provides the Company with reasonable assurances that the Security can be so sold without restriction, and a registered broker dealer provides to the Company's transfer agent and counsel copies of (i) a "will sell" letter satisfying the guidelines established by the SEC and its staff from time to time and (ii) a customary seller's representation letter with respect to such a sale to be made pursuant to Rule 144 and (iii) a Form 144 in respect of such Security executed by such holder and filed (or mailed for filing) with the SEC; or (d) such Security can be sold pursuant to Rule 144(k). Each Purchaser agrees to sell all registered Securities, including those represented by a certificate(s) from which the Legend has been removed, or which were originally issued without the Legend, pursuant to an effective registration statement, in accordance with the manner of distribution described in such registration statement and, if required by the Securities Act, to deliver a prospectus in connection with such sale or in compliance with an exemption from the registration requirements of the Securities Act. In the event the Legend is removed from any Security or any Security is issued without the Legend and the Security is to be disposed of other than pursuant to the registration statement or pursuant to Rule 144, then prior to, and as a condition to, such disposition such Security shall be relegended as provided herein in connection with any disposition if the subsequent transfer thereof would be restricted under the Securities Act. Also, in the event the Legend is removed from any Security or any Security is issued without the Legend and thereafter the effectiveness of a registration statement covering the resale of such Security is suspended or the Company determines that a supplement or amendment thereto is required by applicable securities laws, then upon reasonable advance notice to Purchaser holding such Security, the Company may require that the Legend be placed on any such Security that cannot then be sold pursuant to an effective registration statement or Rule 144 or with respect to which the opinion referred to in clause
(b) next above has not been rendered, which Legend shall be removed when such Security may be sold pursuant to an effective registration statement or Rule 144 or such holder provides the opinion with respect thereto described in clause (b) next above.

     5.2 Transfer Agent Instructions. The Company shall instruct its transfer agent, in a form satisfactory to the Purchasers, to issue certificates, registered in the name of the Purchaser or its nominee, for the Common Shares and the Warrant Shares in such amounts specified from time to time by the Purchaser upon conversion or exercise of the Preferred Shares and the Warrants, respectively. Such certificates shall bear the Legend only to the extent provided by Section 5.1 above. The Company covenants that no instruction other than such instructions referred to in this Article V, and stop transfer instructions to give effect to Section 2.6 hereof in the case of the Common Shares and Warrant Shares prior to registration of the Common Shares and Warrant Shares under the Securities Act or "black-out" periods as provided in the Registrations Rights Agreement between the Company and the Purchaser, dated of such date herewith, will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company. Nothing in this Section shall affect in any way the Purchaser's obligations and agreement set forth in Section 5.1 hereof to resell the Securities pursuant to an effective registration statement and to deliver a prospectus as required in Section 5.1 in connection with such sale or in compliance with an exemption from the registration requirements of applicable securities laws. If (a) the Purchaser provides the Company with an opinion of counsel, which opinion of counsel shall be in form, substance and scope customary for opinions of counsel in comparable transactions and reasonably satisfactory to the Company and its counsel (the reasonable cost of which shall be borne by the Company if neither an effective registration statement under the Securities Act nor Rule 144 is available in connection with such sale), to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from registration or (b) the Purchaser transfers Securities to an affiliate which is an accredited investor (within the meaning of Regulation D under the Securities Act) and which delivers to the Company in written form the same representations, warranties and covenants made by Purchaser hereunder or pursuant to Rule 144, the Company shall permit the transfer, and, in the case of the Common Shares and Warrant Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denomination as specified by the Purchaser.

                                   ARTICLE VI
                 CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL

     6.1 The obligation of the Company hereunder to issue and sell the Preferred Shares and Warrants to the Purchaser at the First Closing and the Second Closing is subject to the satisfaction, as of the date of each such Closing, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

     (i) The Purchaser shall have executed the signature page to this Agreement, the Registration Rights Agreement and the Escrow Agreement and delivered the same to the Company and Shoreline. The Purchaser shall have completed and executed the Investor Questionnaire and Representation Agreement and delivered the same to the Company and Shoreline.

     (ii) The Purchaser shall have wired to the account of the Escrow Agent pursuant to the Escrow Agreement the Initial Purchase Price, in the case of the First Closing, and the Additional Purchase Price, in the case of the Second Closing.

     (iii) The representations and warranties of the Purchaser shall be true and correct in all material respects as of the date when made and as of such Closing as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date), and the Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchaser at or prior to such Closing.

     (iv) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which restricts or prohibits the consummation of any of the transactions contemplated by this Agreement.

                                   ARTICLE VII
              CONDITIONS TO THE PURCHASER'S OBLIGATION TO PURCHASE

     7.1 The obligation of the Purchaser hereunder to purchase the Preferred Shares and Warrants to be purchased by it on the date of the First Closing is subject to the satisfaction as of the date of the First Closing, of each of the following conditions, provided that these conditions are for the Purchaser's sole benefit and may be waived by the Purchaser at any time in the Purchaser's sole discretion:

     (i) The Company shall have executed the signature page to this Agreement, the Registration Rights Agreement and the Escrow Agreement and delivered the same to Purchaser and Shoreline.

     (ii) The Company shall have delivered to the Escrow Agent duly issued Preferred Shares being so purchased by each Purchaser at the First Closing and certificates for the appropriate number of Warrants in such denominations as are reasonably requested by Purchaser.

     (iii) The Common Shares shall be listed on the Nasdaq National Market and trading in the Common Shares shall not have been suspended or limited by the NASD, Nasdaq or the SEC or other regulatory authority, and no such proceeding seeking suspension shall be pending.

     (iv) The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the First Closing as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date), and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the First Closing. Purchaser shall have received a certificate, executed by the Chief Executive Officer or Chief Financial Officer of the Company, dated as of the First Closing to the foregoing effect.

     (v) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

     (vi) Purchaser shall have received an opinion of (i) Pitney Hardin, special New Jersey counsel to the Company, and (ii) Battle Fowler, special securities counsel to the Company, dated as of the First Closing, in the forms attached hereto as Exhibits F-1 and F-2, respectively.

     (vii) The Transfer Agent Instructions set forth in Section 5.2 shall have been delivered to the Company's transfer agent.

     (viii) The Certificate of Amendment shall have been filed with the Secretary of State of New Jersey.

     (ix) The Common Shares required to be authorized and reserved pursuant to Section (d)H(8) of the Certificate of Amendment shall have been duly authorized and reserved by the Company.

     7.2 The obligation of the Purchaser hereunder to purchase the Preferred Shares to be purchased by it on the date of the Second Closing is subject to the satisfaction as of the date of the Second Closing, of each of the following conditions, provided that these conditions are for the Purchaser's sole benefit and may be waived by the Purchaser at any time in the Purchaser's sole discretion:

     (i) The First Closing shall have occurred, and no more than 120 days shall have passed since the date of the First Closing.

     (ii) The Shareholder Approval shall have been duly obtained; and a copy of the minutes of the meeting of the stockholders of the Company, certified by the Secretary of the Company as being true and correct, reflecting such approval shall have been provided to each Purchaser.

     (iii) The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Second Closing as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date), and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Second Closing. Purchaser shall have received a certificate, executed by the Chief Executive Officer or Chief
Financial Officer of the Company, dated as of the Second Closing to the foregoing effect.

     (iv) The Company shall have delivered to the Escrow Agent duly issued Preferred Shares being so purchased by each Purchaser at the Second Closing and certificates for the appropriate number of Warrants in such denominations as are reasonably requested by Purchaser.

     (v) The Common Shares shall be listed on the Nasdaq National Market and trading in the Common Shares shall not have been then suspended or limited by the NASD, Nasdaq or the SEC or other regulatory authority, and no such proceeding seeking suspension shall be pending.

     (vi) Purchaser shall have received a bring-down opinion of (i) Pitney Hardin, special New Jersey counsel to the Company, and (ii) Battle Fowler, special securities counsel to the Company, dated as of the Second Closing, addressing the matters referred to in the forms attached hereto as Exhibits F-1 and F-2, respectively.

     (vii) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement following the Second Closing.

                                  ARTICLE VIII
                          GOVERNING LAW; MISCELLANEOUS

     8.1 Governing Law: Jurisdiction. This Agreement shall be governed by and construed in accordance with the corporate law of the Company's jurisdiction of incorporation (in respect of matters of corporation law) and the laws of the State of New York (in respect of all other matters) applicable to contracts made and to be performed in the State of New York. The parties hereto irrevocably consent to the jurisdiction of the United States federal courts and state courts located in the Borough of Manhattan in the State of New York in any suit or proceeding based on or arising under this Agreement or the transactions contemplated hereby and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The Company and each Purchaser irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding in such forum. The Company and each Purchaser further agrees that service of process upon the Company or such Purchaser, as applicable, mailed by the first class mail in accordance with
Section 8.6 shall be deemed in every respect effective service of process upon the Company or such Purchaser in any suit or proceeding arising hereunder. Nothing herein shall affect any Purchaser's or the Company's right to serve process in any other manner permitted by law. The parties hereto agree that a final judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner. The parties hereto irrevocably waive any right to trial by jury under applicable law.

     8.2 Counterparts. This Agreement may be executed in two or more counterparts, including, without limitation, by facsimile transmission, all of which counterparts shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall promptly cause additional original executed signature pages to be delivered to the other parties.

     8.3 Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

     8.4 Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

     8.5 Entire Agreement: Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and each Purchaser.

     8.6 Notice. Any notice herein required or permitted to be given shall be in writing and may be personally served or delivered by nationally-recognized overnight courier or by facsimile machine confirmed telecopy, and shall be deemed delivered at the time and date of receipt (which shall include telephone line facsimile transmission). The addresses for such communications shall be:

                           If to the Company:

                           Base Ten Systems, Inc.
                           One Electronics Drive
                           Trenton, NJ  08619
                           Telephone:       (609) 586-7010
                           Telecopy:        (609) 586-1593
                           Attention:       Mr. Alexander M. Adelson

                           with a copy to:

                           Battle Fowler LLP
                           Park Avenue Tower
                           75 East 55th Street
                           New York, NY  10022
                           Telephone:       (212) 856-7000
                           Telecopy:        (212) 856-7822
                           Attention:       David M. Warburg, Esq.

                           If to JMG Capital Partners, L.P.:

                           JMG Capital Partners, L.P.
                           1999 Avenue of the Stars, Suite 1950
                           Los Angeles, CA  90067
                           Telephone:       (310) 201-2619
                           Telecopy:        (310) 201-2759
                           Attention:       Mr. Jonathan Glaser

                           If to Triton Capital Investments, Ltd.:

                           Triton Capital Investments, Ltd.
                           c/o JMG Capital Partners, L.P.
                           1999 Avenue of the Stars, Suite 1950
                           Los Angeles, CA  90067
                           Telephone:       (310) 201-2619
                           Telecopy:        (310) 201-2759
                           Attention:       Mr. Jonathan Glaser

                           If to RGC International Investors, LDC:

                           RGC International Investors, LDC
                           c/o Rose Glen Capital Management, L.P.
                           RGC General Partner Corp
                           3 Bala Plaza East, Suite 200
                           251 St. Asaphs Road
                           Bala Cynwyd, PA  19004
                           Telephone:       (610) 617-5900
                           Telecopy:        (610) 617-0570
                           Attention:       Mr. Gary S. Kaminsky

                           and with a copy to:

                           Ballard, Spahr, Andrew Ingersoll
                           1735 Market Street
                           51st Floor
                           Philadelphia, PA  19103-7599
                           Telephone:       (215) 864-8123
                           Telecopy:        (215) 864-8999
                           Attention:       Mr. Keith S. Marlowe, Esq.

                           If to Shepherd Investments International, Ltd.:

                           Shepherd Investments International, Ltd.
                           c/o Staro Asset Management
                           1500 West Market Street, Suite 200
                           Mequon, WI  53092
                           Telephone:       (414) 241-1810
                           Telecopy:        (414) 241-7704
                           Attention:       Mr. Joe Lucas

                           and with a copy to:

                           Schulte Roth & Zabel LLP
                           900 Third Avenue
                           New York, NY  10022
                           Telephone:       (212) 756-2376
                           Telecopy:        (212) 593-5955
                           Attention:       Mr. Eleazer Klein, Esq.

                           If to Stark International:

                           Stark International
                           c/o Staro Asset Management
                           1500 West Market Street, Suite 200
                           Mequon, WI  53092
                           Telephone:       (414) 241-1810
                           Telecopy:        (414) 241-7704
                           Attention:       Mr. Joe Lucas

                           and with a copy to:
                           Schulte Roth & Zabel LLP
                           900 Third Avenue
                           New York, NY  10022
                           Telephone:       (212) 756-2376
                           Telecopy:        (212) 593-5955
                           Attention:       Mr. Eleazer Klein, Esq.

                           If to Societe Generale:

                           Societe Generale
                           1221 Avenue of the Americas
                           6th Floor
                           New York, NY  10020
                           Telephone:       (212) 278-5260
                           Telecopy:        (212) 278-5467
                           Attention:       Mr. Guillaume Pollet

                           with a copy to:

                           Dorsey & Whitney LLP
                           250 Park Avenue
                           New York, NY  10177
                           Telephone:       (212) 415-9263
                           Telecopy:        (212) 888-0018
                           Attention:       Mr. Eric Maki, Esq.

                           If to Elara Ltd.:

                           Elara Ltd.
                           c/o Talisman Capital
                           PO Box 438
                           Tropic Isle Building
                           Wickhains Cay
                           Road Town, Tortolla
                           British Virgin Islands
                           Telephone:       (809) 494-2616
                           Telecopy:        (809) 494-2794
                           Attention:       Mr. Geoffrey Tirman

                           If to Midland Walwyn Capital, Inc.
                           Keyway Investments:

                           Keyway Investments Midland Walwyn Capital, Inc. c/o Midland Walwyn Capital, Inc.
                           BCE Place-181 Bay Street
                           Suite 500
                           Toronto, Ontario  M5J2V8
                           Canada
                           Telephone:       (416) 369-8738
                           Telecopy:        (416) 369-8726
                           Attention:       Mr. Gregory W. Murphy

                           with a copy to:

                           Kaufman Malchman Kirby & Squier
                           919 3rd Avenue
                           11th Floor
                           New York, NY  10022
                           Telephone:       (212) 371-6600
                           Telecopy:        (212) 751-2540
                           Attention:       Mr. Rick Stone, Esq.

                           in each case with a copy to:

                           Shoreline Pacific Institutional Finance
                           3 Harbor Drive, Suite 211
                           Sausalito, CA  94965
                           Telephone:       (415) 332-7800
                           Telecopy:        (415) 332-7808
                           Attention:       General Counsel

                           and:

                           Cowen & Co.
                           1 Financial Square
                           New York, NY  10005
                           Telephone:       (212) 495-3950
                           Telecopy:        (212) 495-8305
                           Attention:       Mr. Bill Smith

Each party shall provide notice to the other party of any change in address.

     8.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor the Purchaser shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other except, with respect to the Company, in accordance with Section (d)G of the Certificate of Amendment. Notwithstanding the foregoing, the Purchaser may subject to and in compliance with Section 5.2 hereof, assign all or part of its rights and obligations hereunder to any of its "affiliates," as that term is defined under the Securities Act, without the consent of the Company so long as such affiliate is an accredited investor (within the meaning of Regulation D under the Securities Act) and agrees in writing to be bound by this Agreement.

     8.8 Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns (including transferees permitted in accordance with Section 8.7) and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     8.9 Survival; Indemnity. The representations and warranties of the Company and the Purchaser and the agreements and covenants set forth herein shall survive each Closing hereunder through the date three months following the fifth anniversary of this Agreement notwithstanding any due diligence investigation conducted by or on behalf of the Company or any Purchaser as the case may be. The Company agrees to indemnify and hold harmless each Purchaser and each of such Purchaser's respective officers, directors, employees, partners, agents and affiliates for loss or damage or expenses (including reasonable attorneys fees) arising as a result of or related to any breach or alleged breach by the Company of any of its respective representations or covenants set forth herein, in the Certificate of Amendment or in the Registration Rights Agreement, including advancement of expenses as they are incurred.

     8.10 Public Filings: Publicity. As soon as practicable following the First Closing, the Company shall issue a press release with respect to the transactions contemplated hereby. The Company and each Purchaser shall have the right to review before issuance any press releases, SEC or Nasdaq or other exchange filings, or any other public statements with respect to the transactions contemplated hereby (which review shall not be unreasonably delayed); provided, however, that the Company shall be entitled, without the prior review of the Purchasers, to make any press release or SEC, AMEX, Nasdaq or other exchange filings with respect to such transactions as is required by applicable law and regulations (although the Company shall make all reasonable efforts to consult with the Purchasers in connection with any such press release prior to its release and shall provide the Purchasers with a copy thereof as provided in Section 4.4 hereof). Except to the extent required by law or with the prior written consent of the affected Purchaser, the Company shall not use the names of the Purchasers in press releases and public communications. Each of the Purchasers hereby consents to its identification as a Purchaser in any proxy solicitation seeking the Shareholder Approval.

     8.11 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     8.12 Remedies. No provision of this Agreement providing for any remedy to a Purchaser or the Company shall limit any remedy which would otherwise be available to such Purchaser or the Company at law or in equity. Nothing in this Agreement shall limit any rights a Purchaser may have under any applicable federal or state securities laws with respect to the investment contemplated hereby. The Company and each Purchaser acknowledges that a breach by it of its respective obligations hereunder will cause irreparable harm to each Purchaser, in the case of the Company, and the Company, in the case of a Purchaser. Accordingly, the Company and each Purchaser acknowledges that the remedy at law for a material breach of its respective obligations under this Agreement will be inadequate and agrees, in the event of a breach or threatened breach by the Company or a Purchaser, as the case may be, of the provisions of this Agreement, that a Purchaser or the Company, as the case may be, shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate compliance, without the necessity of showing economic loss and without any bond or other security being required.

     8.13 Acknowledgment By Purchasers Who Are Also Holders Of The Company's Convertible Term Debentures. Any Purchaser under this Agreement who is also a holder ("Holder") of Convertible Term Debentures of the Company hereby acknowledges and agrees, solely with respect to the transactions contemplated by this Agreement and no other transaction, that any purchases made by Holder under this Agreement shall be in lieu of and in full and complete satisfaction of any right of first offer ("First Offer") with respect to the Securities such Holder may be entitled to under the first paragraph of Section 4(e) of that certain Securities Purchase Agreement, dated as of May 30, 1997, by and between the Company and each of The Tail Wind Fund, Ltd. and RGC International Investors, LDC. The Company hereby represents and warrants to the Purchasers that the Company has complied with and satisfied in full the First Offer to the extent not otherwise waived by a Holder with regard to the transactions contemplated by this Agreement.

     IN WITNESS WHEREOF, the undersigned Purchasers and the Company have caused this Agreement to be duly executed as of the date first above written.

                                      BASE TEN SYSTEMS, INC.


                                      By:_______________________
                                      Name:
                                      Title:

                      [SIGNATURES CONTINUED ONTO NEXT PAGE]

                                        PURCHASERS:

                                        JMG CAPITAL PARTNERS, L.P.


                                        By:_______________________
                                        Name:  Jonathan Glaser
                                        Title:  President, JMG
                                                Capital Management,
                                                Inc. General Partner,
                                                JMG Capital Partners, L.P.
                                        DATE:

Aggregate Subscription Amount


Preferred Shares Purchased at First Closing:               246.711
Warrants Purchased at First Closing:                        9,868

Preferred Shares Purchased at Second Closing:              253.289
Warrants Purchased at Second Closing:                      10,132

                                        TRITON CAPITAL INVESTMENTS, LTD


                                        By:_______________________________
                                        Jonathan Glaser
                                        Vice President, Triton Capital
                                        Investments, Ltd.
                                        DATE:

Aggregate Subscription Amount

Preferred Shares Purchased at First Closing:              246.711
Warrants Purchased at First Closing:                       9,868

Preferred Shares Purchased at Second Closing:             253.289
Warrants Purchased at Second Closing:                     10,132

                      [SIGNATURES CONTINUED ONTO NEXT PAGE]

                                         PURCHASERS CONTINUED:

                                         RGC INTERNATIONAL INVESTORS, LDC

                                         BY: Rose Glen Capital Management,
                                             LP/RGC General Partner Corporation

                                         By:________________________________
                                         Gary S. Kaminsky
                                         Managing Director
                                         DATE:

Aggregate Subscription Amount

Preferred Shares Purchased at First Closing:            1,973.684
Warrants Purchased at First Closing:                     78,947

Preferred Shares Purchased at Second Closing:           2,026.316
Warrants Purchased at Second Closing:                    81,053

                      [SIGNATURES CONTINUED ONTO NEXT PAGE]

                                        PURCHASERS CONTINUED:

                                        SHEPHERD INVESTMENTS INTERNATIONAL, LTD.

                                        By:________________________________
                                        Name:
                                        Managing Member, Staro Asset
                                        Management, LLC
                                        Investment Manager, Shepherd
                                        Investments International, Ltd.
                                        DATE:

Aggregate Subscription Amount

Preferred Shares Purchased at First Closing:           1,726.974
Warrants Purchased at First Closing:                    69,079

Preferred Shares Purchased at Second Closing:          1,773.026
Warrants Purchased at Second Closing:                   70,921

                                          STARK INTERNATIONAL

                                          By:________________________________
                                          Name:
                                          Managing Member, Staro Asset
                                          Management, LLC
                                          Investment Manager, Stark
                                          International
                                          DATE:

Aggregate Subscription Amount

Preferred Shares Purchased at First Closing:        1,726.974
Warrants Purchased at First Closing:                 69,079

Preferred Shares Purchased at Second Closing:       1,773.026
Warrants Purchased at Second Closing:                70,921

                      [SIGNATURES CONTINUED ONTO NEXT PAGE]

                                             PURCHASERS CONTINUED:

                                             SOCIETE GENERALE

                                             By:____________________________
                                             Name:
                                             Title:
                                             DATE:

Aggregate Subscription Amount

Preferred Shares Purchased at First Closing:        2,467.105
Warrants Purchased at First Closing:                 98,684

Preferred Shares Purchased at Second Closing:       2,532.895
Warrants Purchased at Second Closing:                101,316

                      [SIGNATURES CONTINUED ONTO NEXT PAGE]

                                             PURCHASERS CONTINUED:

                                             ELARA LTD.

                                             By:______________________________
                                             Geoffrey Tirman, Talisman Capital
                                             President, Elara Ltd.
                                             DATE:

Aggregate Subscription Amount

Preferred Shares Purchased at First Closing:           493.421
Warrants Purchased at First Closing:                   19,737

Preferred Shares Purchased at Second Closing:          506.579
Warrants Purchased at Second Closing:                  20,263

                      [SIGNATURES CONTINUED ONTO NEXT PAGE]

                                            PURCHASERS CONTINUED:

                                            KEYWAY INVESTMENTS

                                            By:_____________________________
                                            Gregory W. Murphy
                                            Title:
                                            DATE:

Aggregate Subscription Amount

Preferred Shares Purchased at First Closing:          493.421
Warrants Purchased at First Closing:                  19,737

Preferred Shares Purchased at Second Closing:         506.579
Warrants Purchased at Second Closing:                 20,263

                                                                    Exhibit 99.2
                          REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT, dated as of December 4, 1997 (the "Agreement"), is made by and between BASE TEN SYSTEMS, INC., a New Jersey corporation (the "Company"), and the Investors set forth on the signature pages hereto (the "Initial Investors").

                                   WITNESSETH:

     WHEREAS, in connection with the Securities Purchase Agreement dated December 4, 1997 between the Initial Investors and the Company (the "Purchase Agreement"), the Company has agreed, upon the terms and subject to the conditions of said Purchase Agreement, to issue and sell to the Initial Investors (the "Offering") Nineteen Million U.S. Dollars face amount of the Company's Convertible Preferred Shares (the "Preferred Shares"), convertible into shares of the Company's Class A Common Shares, par value $1.00 per share (the "Common Stock"), together with Stock Purchase Warrants (the "Warrants") to purchase additional shares of Common Stock. The shares of common stock of the Company into which the Preferred Shares are convertible and the Warrants are exercisable for are collectively referred to herein as the "Common Shares."

     WHEREAS, to induce the Initial Investors to execute and deliver the Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act"), and applicable state securities laws with respect to the Common Shares;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Initial Investors hereby agree as follows:

     1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

     (a) "Holders" are  stockholders of the Company who, by virtue of agreements
with  the  Company,   are  entitled  to  include  their  securities  in  certain
Registration Statements filed by the Company.

     (b) "Investors" means the Initial Investors and any transferee or assignee of the Initial Investors who agrees to become bound by the provisions of this Agreement in accordance with Section 9 hereof.

     (c) "Registrable Securities" means the Common Shares, together with any shares of Common Stock which may be issued as a dividend or other distribution and any additional shares of Common Stock which may be issued due to anti-dilution adjustments with respect to the Preferred Shares or Common Shares, which are required to be included in a Registration Statement pursuant to
Section 2(a) below.

     (d) "Registration Period" means the period between the date of this Agreement and the earlier of (i) the date on which all of the Registrable Securities have been sold, or (ii) the date on which the Registrable Securities (in the opinion of Investors' counsel) may be immediately sold without registration pursuant to Rule 144(k) under the Securities Act.

     (e) "Registration Statement" means a registration statement filed with the Securities and Exchange Commission (the "SEC") under the Securities Act and any subsequent Registration Statement filed to register additional Registrable Securities.

     (d) The terms "register", "registered", and "registration" refer to a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of effectiveness of such Registration Statement by the SEC.

     2.  Registration.

     (a) Mandatory Registration. The Company will file a Registration Statement on Form S-3 with the SEC registering the Registrable Securities in respect of the First Closing and the Second Closing for resale within twenty-five (25) business days of the initial closing of the purchase of the Preferred Shares (the "Closing Date"). To the extent allowable under the Securities Act (including Rule 416), the Registration Statement shall include the Common Shares and such indeterminate number of additional shares of Common Stock as may become issuable upon conversion of the Preferred Shares and exercise of the Warrants
(i) to prevent dilution resulting from stock splits, stock dividends or similar transactions, or (ii) by reason of changes in the conversion price of the Preferred Shares or the exercise price of the Warrants in accordance with the terms thereof. The number of shares of Common Stock initially included in such Registration Statement shall be no less than 4,250,000 Common Shares. The
Registration Statement (and each amendment or supplement thereto) shall be provided to, and subject to the approval of, the Initial Investors and their counsel, such approval not to be unreasonably withheld or delayed. The Company shall use its best efforts to cause such Registration Statement to be declared effective by the SEC no earlier than February 25, 1998 and no later than March 2, 1998 (the "Required Effective Date"). Such best efforts shall include, but not be limited to, promptly responding to all comments received from the staff of the SEC. The Initial Investors shall use reasonable efforts to cause their counsel to provide any comments or approve of any amendment to the Registration Statement within two business days of receipt. Once declared effective by the SEC, the Company shall cause such Registration Statement to remain effective throughout the Registration Period, and any amendment of such Registration Statement necessary to reflect the Second Closing shall not relieve the Company of its obligation to cause the Registration Statement to remain effective under this Agreement.

     (b) Late Registration Payments. If the Registration Statement required pursuant to Section 2(a) above has not been declared effective by the Required Effective Date the Company will make cash payments to the Investors as partial compensation for such delay (the "Late Registration Payments"). The Late Registration Payments will be equal to one and one-half percent (1.5%) of the purchase price paid for the Preferred Shares for each month following the Required Effective Date, continuing through the date the Registration Statement is declared effective by the SEC. The Late Registration Payments will be prorated on a daily basis for partial months and will be paid to the Initial Investors in cash within five (5) business days following the earlier of: (i) the end of each month following the Required Effective Date, or (ii) the effective date of the Registration Statement. Nothing herein shall limit any Investor's right to pursue actual damages for the Company's failure to file a Registration Statement or to have it declared effective by the SEC on or prior to the Required Effective Date in accordance with the terms of this Agreement.

     (c) Piggyback Registrations. If, at any time prior to the expiration of the Registration Period, the Company decides to register any of its securities for its own account or for the account of others (excluding registrations relating to equity securities to be issued solely in connection with an acquisition of any entity or business or in connection with stock option or other employee benefit plans), the Company will promptly give the Investors written notice thereof, and will use its best efforts to include in such registration all or any part of the Registrable Securities so requested by such Investors (excluding any Registrable Securities previously included in a Registration Statement). Each Investor's request for registration must be given to the Company in writing within ten (10) days after receipt of the notice from the Company. If the registration for which the Company gives notice is a public offering involving an underwriting, the Company will so advise the Investors as part of the above-described written notice. In such event, if the managing underwriter(s) of the public offering impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in such underwriter(s)' judgment, such limitation would be necessary to effect an orderly public distribution, then the Company will be obligated to include only such limited portion, if any, of the Registrable Securities with respect to which such Investors have requested inclusion hereunder. Any exclusion of Registrable Securities shall be made pro-rata among all Holders of the Company's securities seeking to include shares of Common Stock (including, for purposes of this Section 2(c) holders of securities of the Company other than the Registrable Securities who hold and are attempting to exercise registration rights) in proportion to the number of shares of Common Stock sought to be included by such Holders; provided, however, that the Company will not exclude any Registrable Securities unless the Company has first excluded all outstanding securities the Holders of which are not entitled by right to inclusion of securities in such Registration Statement. No right to registration of Registrable Securities under this Section 2(c) shall be construed to limit in any way the registration required under Section 2(a) above. The obligations of the Company under this Section 2(c) will expire upon the earlier of: (i) after the Company has afforded the opportunity for the Investors to exercise registration rights under this Section 2(c) for two registrations; provided, however, that any Investor who shall have had any Registrable Securities excluded from any Registration Statement in accordance with this Section 2(c) shall be entitled to include in any additional Registration Statement filed by the Company the Registrable Securities so excluded; or (ii) when all of the Registrable Securities held by any Investor may be sold by such Investor under Rule 144(k) under the 1933 Act without being subject to any volume restrictions.

     (d) Underwriter's Lock-Up. The underwriters in connection with any firm commitment public offering of the Company's common stock resulting in proceeds of at least $10,000,000 to the Company shall have the right to require that the Investors enter into an agreement restricting the Investors from selling Common Shares held by such Investors in any public sale for a period not to exceed 90 days following the closing of such underwriting, if they deem this to be reasonably necessary to effect such underwritten public offering; provided that all executive officers, directors and persons holding 5% or more of the Company's common equity securities shall have also agreed to identical (or more restrictive) restrictions. The Investors shall be subject to no more than two such restrictions during each 18 month period, and the aggregate number of days in all such restrictions during any 18 month period shall not exceed 90 days.

     (e) Eligibility for Form S-3. The Company represents and warrants that it meets the requirements for the use of Form S-3 for registration of the sale by the Initial Investors of the Registrable Securities, and the Company shall file all reports required to be filed by the Company with the SEC in a timely manner so as to maintain such eligibility for the use of Form S-3.

     3.  Additional   Obligations  of  the  Company.   In  connection  with  the
registration of the Registrable Securities, the Company shall have the following additional obligations:

     (a) The Company shall keep each Registration Statement required by Section 2(a) hereof effective pursuant to Rule 415 under the Securities Act at all times during the Registration Period as defined in Section 1(d) above.

     (b) The Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) filed by the Company shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and, during such period, shall comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the sellers thereof as set forth in the Registration Statement. In the event the number of shares of Common Stock included in a Registration Statement filed pursuant to this Agreement (excluding piggyback registrations as provided for in Section 2(c) above) is insufficient to cover all of the Registrable Securities, the Company shall amend the Registration Statement and/or file a new Registration Statement so as to cover all of the Registrable Securities as soon as practicable, but in no event more than twenty
(20) business days after the Company first determines (or reasonably should have determined) the need therefor. The Company shall use its best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof. The Late Registration Payment provisions of Section 2(b) above shall become applicable with respect to the effectiveness of such amendment and/or new Registration Statement on the sixtieth (60th) day following the date the Company first determines (or reasonably should have determined) the need for the amendment and/or new Registration Statement.

     (c) The Company shall furnish to each Investor whose Registrable Securities are included in the Registration Statement (i) promptly after the same is prepared and publicly distributed, filed with the SEC or received by the Company, one copy of the Registration Statement and any amendment thereto; each preliminary prospectus and final prospectus and each amendment or supplement thereto; and, in the case of the Registration Statement required under Section 2(a) above, each letter written by or on behalf of the Company to the SEC and each item of correspondence from the SEC, in each case relating to such Registration Statement (other than any portion of any item thereof which contains information for which the Company has sought confidential treatment);
and (ii) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto, and such other documents as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor.

     (d) The Company shall use its best efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as the Investors reasonably request, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations as may be necessary to maintain the effectiveness thereof during the Registration Period,
(iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and
(iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions. Notwithstanding the foregoing provision, the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d),
(ii) subject itself to general taxation in any such jurisdiction, (iii) file a general consent to service of process in any such jurisdiction, (iv) provide any undertakings that cause more than nominal expense or burden to the Company, or
(v) make any change in its charter or bylaws, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders.

     (e) In the event Investors who hold a majority in interest of the Registrable Securities being offered in an offering select underwriters for such offering, the Company shall enter into and perform its obligations under an underwriting agreement in usual and customary form including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering. If the Registration Statement required pursuant to Section 2(a) is not then effective, the Company shall be responsible for payment of the reasonable attorney fees and costs incurred by one law firm selected by such Investors to represent their interests in the underwritten offering.

     (f) The Company shall notify each investor who holds Registrable Securities being sold pursuant to a Registration Statement of the happening of any event of which the Company has knowledge as a result of which (i) the prospectus included in the Registration Statement as then in effect includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (ii) sales cannot be made pursuant to such Registration Statement in compliance with the securities laws for any other reason (a "Suspension Event"). The Company shall make such notification as promptly as practicable after the Company becomes aware of such Suspension Event, shall promptly use its best efforts to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and shall deliver a number of copies of such supplement or amendment to each Investor as such Investor may reasonably request. If an Investor reasonably believes that a Suspension Event is in effect, but has not received notice thereof from the Company, such Investor may deliver a written request, setting forth in reasonable detail the basis and source (including any individual) for such belief, that the Company confirm that no Suspension Event is in effect. The Company shall respond to any such request with a letter executed by an executive officer of the Company stating that, in consultation with its counsel, the Company has determined that a Suspension Event is or is not in effect, on or before the third business day following receipt of such request. If the Company fails to respond within such time period, a Suspension Event shall be deemed to be in effect commencing retroactively as of the day that the Investor delivered its request to the Company, and shall continue until the Investor is otherwise notified by the Company. Notwithstanding the foregoing provision, the Company shall not be required to maintain the effectiveness of the Registration Statement or to amend or supplement the Registration Statement for a period (a "Delay Period") beginning on the date of occurrence of the Suspension Event and expiring upon the earlier to occur of (i) the date on which such material information is disclosed to the public or ceases to be material, (ii) the date on which the Company is able to comply with its disclosure obligations and SEC requirements related thereto, or (iii) thirty (30) days after the occurrence of the Suspension Event; provided, however, that there shall not be more than two Delay Periods in any twelve (12) month period. In the event that the total number of days in any Delay Period(s) within a twelve-month period exceeds thirty (30) days, the Company shall extend the automatic conversion date of the Preferred Shares for a number of days equal to the total number of days in such Delay Period(s). In the event that the number of days in all Delay Period(s) taken together within a twelve-month period exceeds sixty (60) days, or in the event that there are more than two Delay Periods in any twelve-month period, regardless of the duration, the Company shall compensate the Investors for such delay by making monthly cash payments, prorated on a daily basis, to each such Investor of one and one-half percent (1.5%) of the purchase price paid for the Registrable Shares still held by such Investor at such time for each month, continuing through the date the Delay Period ceases (the "Delay Compensation"). The Delay Compensation will begin to accrue on the sixty-first (61st) day falling within one or more Suspension Events in any twelve-month period (or on the first day of any Delay Period in excess of the first two Delay Periods) and will be payable thirty days from that date and each thirty days thereafter until the Registration Statement is brought effective.

     (g) The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement and, if such an order is issued, shall use its best efforts to obtain the withdrawal of such order at the earliest possible time and to notify each Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof.

     (h) The Company shall permit counsel designated by the Investors who hold Registrable Securities being sold pursuant to such registration to review the Registration Statement and all amendments and supplements thereto (as well as all requests for acceleration or effectiveness thereof) a reasonable period of time prior to their filing with the SEC, and shall not file any document in a form to which such counsel reasonably objects.

     (i) The Company shall make generally available to its security Holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in a form complying with the provisions of Rule 158 under the Securities Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter following the effective date of the Registration Statement.

     (j) At the request of any Investor who holds Registrable Securities being sold pursuant to such registration, the Company shall furnish on the date that Registrable Securities are delivered to an underwriter for sale in connection with the Registration Statement (i) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the Investors; and (ii) an opinion, dated such date, from counsel representing the Company for purposes of such Registration Statement, in form and substance as is customarily given in an underwritten public offering, addressed to the underwriters and Investors.

     (k) The Company shall make available for inspection by any Investor whose Registrable Securities are being sold pursuant to such registration, any underwriter participating in any disposition pursuant to the Registration Statement, and any attorney, accountant or other agent retained by any such Investor or underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable each Inspector to exercise its due diligence responsibility, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence;
provided, however, that each Inspector shall hold in confidence and shall not make any disclosure (except to an Investor) of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, or is reasonably necessary in connection with litigation or other legal process, or (iii) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company shall not be required to disclose any confidential information in such Records to any Inspector until and unless such Inspector shall have entered into confidentiality agreements (in form and substance satisfactory to the Company) with the Company with respect thereto, substantially in the form of this Section 3(k). Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein shall be deemed to limit any Investor's ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

     (l) The Company shall hold in confidence and shall not make any disclosure of information concerning an Investor provided to the Company pursuant hereto unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, or is reasonably necessary in connection with litigation or other legal process, or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Investor and allow such Investor, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

     (m) The Company shall use its best efforts either to (i) cause all the Registrable Securities covered by the Registration Statement to be listed on Nasdaq (as defined below), the AMEX or the NYSE and on each additional national securities exchange on which similar securities issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) secure designation of all the Registrable Securities covered by the Registration Statement as a National Association of Securities Dealers Automated Quotations System ("Nasdaq") "national market system security" within the meaning of Rule 11Aa2-1 of the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the quotation of the Registrable Securities on the Nasdaq National Market System or, if, despite the Company's best efforts to satisfy the preceding clause (i) or (ii), the Company is unsuccessful in satisfying the preceding clause (i) or
(ii),  to  secure   listing  on  a  national   securities   exchange  or  Nasdaq
authorization and quotation for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. ("NASD") as such with respect to such Registrable Securities.

     (n) The Company shall provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the Closing Date.

     (o) The Company shall cooperate with the Investors who hold Registrable Securities being sold and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be sold pursuant to the Registration Statement and enable certificates to be in such denominations or amounts as the case may be, and registered in such names as the managing underwriter or underwriters, if any, or the Investors may reasonably request; and, within five business days after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) instructions to the transfer agent to issue new stock certificates without a legend and an opinion of such counsel that the Common Shares have been registered.

     (p) The  Company  shall  take all other  reasonable  actions  necessary  to
expedite  and  facilitate   disposition  by  the  Investor  of  the  Registrable
Securities pursuant to the Registration Statement.

     4. Obligations of the Investors. In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:

     (a) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to each Investor that such Investor shall furnish to the Company such information regarding itself, the number of Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required by the rules of the SEC to effect the registration of the Registrable
Securities. At least ten (10) business days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor of the information the Company requires from each such Investor (the "Requested Information") if such Investor elects to have any of such Investor's Registrable Securities included in the Registration Statement. If within five
(5) business days of such notice the Company has not received the Requested Information from an Investor (a "Non-Responsive Investor"), then the Company may file the Registration Statement without including Registrable Securities of such Non-Responsive Investor.

     (b) Each Investor, by such Investor's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement.

     (c) In the event Investors holding a majority in interest of the Registrable Securities being registered determine to engage the services of an underwriter, each Investor agrees to enter into and perform such Investor's obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement.

     (d) Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) or 3(g), such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(f) or 3(g) and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Investor's possession of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

     (e) No Investor may participate in any underwritten registration hereunder unless such Investor (i) agrees to sell such Investor's Registrable Securities on the basis provided in any underwriting arrangements approved by the Investors entitled hereunder to approve such arrangements, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions and other fees and expenses of investment bankers and any manager or managers of such underwriting and legal expenses of the underwriter applicable with respect to its Registrable Securities, in each case to the extent not payable by the Company pursuant to the terms of this Agreement.

     5. Expenses of Registration. All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, the fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel selected by the Initial Investors pursuant to Section 3(e) hereof, shall be borne by the Company.

     6. Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

     (a) To the extent permitted by law, the Company will indemnify and hold harmless each Investor who holds such Registrable Securities, the directors, if any, of such Investor, the officers, if any, of such Investor, each person, if any, who controls any Investor within the meaning of the Securities Act or the Exchange Act, any underwriter (as defined in the Securities Act) for the Investors, the directors, if any, of such underwriter and the officers, if any, of such underwriter, and each person, if any, who controls any such underwriter within the meaning of the Securities Act or the Exchange Act (each, an "Indemnified Person"), against any losses, claims, damages, expenses or liabilities (joint or several) (collectively "Claims") to which any of them become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations in the Registration Statement, or any post-effective amendment thereof, or any prospectus included therein: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law or any rule or regulation (the matters in the foregoing clauses
(i) through (iii) being, collectively, "Violations"). Subject to the restrictions set forth in Section 6(c) with respect to the number of legal counsel, the Company shall reimburse the Investors and each such underwriter or controlling person, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (A) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person or underwriter for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(c) hereof; (B) with respect to any preliminary prospectus shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if a prospectus was timely made available by the Company pursuant to Section 3(c) hereof; and (C) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Persons and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

     (b) In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to indemnify and hold harmless, to the same extent and in the same manner set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, any underwriter and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder or underwriter within the meaning of the Securities Act or the Exchange Act (collectively and together with an Indemnified Person, an "Indemnified Party"), against any Claim to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement, and such Investor will promptly reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided further, however, that the Investors shall be liable under this Section 6(b) for only that amount of a Claim as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to
Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

     (c) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to made against any indemnifying party under this
Section 6, deliver to the indemnifying party a written notice of the commencement thereof and this indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying parties; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and other party represented by such counsel in such proceeding. The Company shall pay for only one separate legal counsel for the Investors; such legal counsel shall be selected by the Investors holding a majority in interest of the Registrable Securities. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

     7. Contribution. To the extent any indemnification provided for herein is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that
(i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in
Section 6, (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation, and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

     8. Reports under the Exchange Act, with a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

     (a) File with the SEC in a timely manner and make and keep available all reports and other documents required of the Company under the Exchange Act so long as the Company remains subject to such requirements and the filing and availability of such reports and other documents is required for the applicable provisions of Rule 144; and

     (b) Furnish to each Investor so long as such Investor holds Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

     9.  Assignment  of  Registration  Rights.  The  rights to have the  Company register Registrable Securities pursuant to this Agreement shall be automatically assigned by the Investors to transferees or assignees of all or any portion of such securities only if (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, (iv) at or before the time the Company received the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, (v) such transfer shall have been made in accordance with the applicable requirements of the Purchase Agreement, and (vi) such transferee shall be an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

     10. Amendment of Registration Rights. Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and Investors who hold a majority interest of the Registrable Securities. Any amendment or waiver effected in accordance with this
Section 10 shall be binding upon each Investor and the Company.

     11. Third Party Beneficiary. The parties acknowledge and agree that Shoreline Pacific Institutional Finance, the Institutional Division of Financial West Group ("Shoreline"), shall be deemed a third party beneficiary of the Company's agreements and representations set forth in this Agreement, entitled to enforce the terms thereof, and to indemnification for any damages resulting to Shoreline from any actual or threatened breach thereof by the Company, both in Shoreline's personal capacity and, should Shoreline so elect, and provided that Shoreline has obtained the prior written consent of the Investor, on behalf of the Investor.

     12. Miscellaneous.

     (a) Conflicting Instructions. A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

     (b) Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (with return receipt requested) or delivered personally or by courier (including a nationally recognized overnight delivery service) or by facsimile transmission. Any notice so given shall be deemed effective three days after being deposited in the U.S. Mail, or upon receipt if delivered personally or by courier or facsimile transmission, in each case addressed to a party at the following address or such other address as each such party furnishes to the other in accordance with this
Section 12(b):

If to the Company:
                           Base Ten Systems, Inc.
                           One Electronics Drive
                           Trenton, NJ  08619
                           Telephone:       (609) 586-7010
                           Telecopy:        (609) 586-1593
                           Attention: Mr. Alexander M. Adelson

with a copy to:
                           Battle, Fowler LLP
                           Park Avenue Tower
                           75 East 55th Street
                           New York, NY  10022
                           Telephone:       (212) 856-7000
                           Telecopy:        (212) 856-7822
                           Attention:       David Warburg, Esq.

If to JMG Capital Partners, L.P.
                           JMG Capital Partners, L.P.
                           1999 Avenue of the Stars, Suite 1950
                           Los Angeles, CA  90067
                           Telephone:       (310) 201-2619
                           Telecopy:        (310) 201-2759
                           Attention:       Mr. Jonathan Glaser

If to Triton Capital Investments, Ltd.:
                           Triton Capital Investments, Ltd.
                           c/o JMG Capital Partners, L.P.
                           1999 Avenue of the Stars, Suite 1950
                           Los Angeles, CA  90067
                           Telephone:       (310) 201-2619
                           Telecopy:        (310) 201-2759
                           Attention:       Mr. Jonathan Glaser

If to RGC International Investors, LDC:
                           RGC International Investors, LDC
                           c/o Rose Glen Capital Management, L.P.
                           RGC General Partner Corp
                           3 Bala Plaza East, Suite 200
                           251 St. Asaphs Road
                           Bala Cynwyd, PA  19004
                           Telephone:       (610) 617-5900
                           Telecopy:        (610) 617-0570
                           Attention:       Mr. Gary S. Kaminsky

and with a copy to:
                           Ballard, Spahr, Andrew Ingersoll
                           1735 Market Street, 51st Floor
                           Philadelphia, PA  19103-7599
                           Telephone:       (215) 864-8123
                           Telecopy:        (215) 864-8999
                           Attention:       Mr. Keith S. Marlowe, Esq.

If to Shepherd Investments International, Ltd.:
                           Shepherd Investments International, Ltd.
                           c/o Staro Asset Management
                           1500 West Market Street, Suite 200
                           Mequon, WI  53092
                           Telephone:       (414) 241-1810
                           Telecopy:        (414) 241-7704
                           Attention:       Mr. Joe Lucas

and with a copy to:
                           Schulte Roth & Zabel LLP
                           900 Third Avenue
                           New York, NY  10022
                           Telephone:       (212) 756-2376
                           Telecopy:        (212) 593-5955
                           Attention:       Mr. Eleazer Klein, Esq.

If to Stark International:
                           Stark International
                           c/o Staro Asset Management
                           1500 West Market Street, Suite 200
                           Mequon, WI  53092
                           Telephone:       (414) 241-1810
                           Telecopy:        (414) 241-7704
                           Attention:       Mr. Joe Lucas

and with a copy to:
                           Schulte Roth & Zabel LLP
                           900 Third Avenue
                           New York, NY  10022
                           Telephone:       (212) 756-2376
                           Telecopy:        (212) 593-5955
                           Attention:       Mr. Eleazer Klein, Esq.

If to Societe Generale:
                           Societe Generale
                           1221 Avenue of the Americas
                           6th Floor
                           New York, NY  10020
                           Telephone:       (212) 278-5260
                           Telecopy:        (212) 278-5467
                           Attention:       Mr. Guillaume Pollet

with a copy to:
                           Dorsey & Whitney LLP
                           250 Park Avenue
                           New York, NY  10177
                           Telephone:       (212) 415-9263
                           Telecopy:        (212) 888-0018
                           Attention:       Mr. Eric Maki, Esq.

If to Elara Ltd.:
                           Elara Ltd.
                           c/o Talisman Capital
                           PO Box 438
                           Tropic Isle Building
                           Wickhams Cay
                           Road Town, Tortolla
                           British Virgin Islands
                           Telephone:       (809) 494-2616
                           Telecopy:        (809) 494-2794
                           Attention:       Geoffrey Tirman

If to Keyway Investments:
                           Keyway Investments
                           c/o Midland Walwyn Capital, Inc.
                           BCE Place-181 Bay Street, Suite 500
                           Toronto, Ontario  M5J2V8
                           Canada
                           Telephone:       (416) 369-8738
                           Telecopy:        (416) 369-8726
                           Attention: Mr. Gregory W. Murphy

If to Midland Walwyn Capital, Inc.:
                           Midland Walwyn Capital, Inc.

with a copy to:
                           Kauhnan Malchman Kirby & Squier
                           919 3rd Avenue, 11th Floor
                           New York, NY  10022
                           Telephone:       (212) 371-6600
                           Telecopy:        (212) 751-2540
                           Attention:       Mr. Rick Stone, Esq.

in each case with a copy to:
                           Shoreline Pacific Institutional Finance
                           3 Harbor Drive, Suite 211
                           Sausalito, CA  94965
                           Telephone:       (415) 332-7800
                           Telecopy:        (415) 332-7808
                           Attention:       General Counsel

and:
                           Cowen & Co.
                           1 Financial Square
                           New York, NY  10005
                           Telephone:       (212) 495-3950
                           Telecopy:        (212) 495-8305
                           Attention:       Mr. Bill Smith

     (c) Waiver. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

     (d) Governing Law: Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the Company's jurisdiction of incorporation (in respect of matters of corporation law) and the laws of the State of New York (in respect of all other matters) applicable to contracts made and to be performed in the State of New York. The parties hereto irrevocably consent to the jurisdiction of the United States federal courts and state courts located in the Borough of Manhattan in the State of New York in any suit or proceeding based on or arising under this Agreement or the transactions contemplated hereby and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The Company and each Investor irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding in such forum. The Company and each Investor further agrees that service of process upon the Company or such Investor, as applicable, mailed by the first class mail in accordance with
Section 12(b) shall be deemed in every respect effective service of process upon the Company or such Investor in any suit or proceeding arising hereunder. Nothing herein shall affect any Investor's right to serve process in any other manner permitted by law. The parties hereto agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner. The parties hereto irrevocably waive any right to trial by jury under applicable law.

     (e) Severability. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

     (f) Entire Agreement. This Agreement and the Purchase Agreement (including all schedules and exhibits thereto) constitute the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

     (g) Successors and Assigns. Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

     (h) Use of Pronouns. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

     (i) Headings. The headings and subheadings in the Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     (j) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission, and facsimile signatures shall be binding on the parties hereto.

     (k) Further Acts. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     (1) Remedies. No provision of this Agreement providing for any remedy to any party shall limit any remedy which would otherwise be available to such Investor at law or in equity. Nothing in this Agreement shall limit any rights an Investor may have with any applicable federal or state securities laws with respect to the investment contemplated hereby. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to an Investor. Accordingly, the Company and the Investors acknowledge that the remedy at law for a breach of their respective obligations under this Agreement will be inadequate and that, in the event of a breach or threatened breach by the Company or the Investors, respectively, of the provisions of this Agreement, that an Investors or Company, respectively, shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate compliance, without the necessity of showing economic loss and without any bond or other security being required.

     (m) Consents. All consents and other determinations to be made by the Investors pursuant to this Agreement shall be made by Investors holding a majority of the Registrable Securities, determined as if all shares of preferred stock of the Company issued in the Offering and all Warrants then outstanding had been converted into or exercised for Registrable Securities.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

COMPANY:


                                            BASE TEN SYSTEMS, INC.

                                            By:___________________________
                           Name:
                           Title:

                      [SIGNATURES CONTINUED ONTO NEXT PAGE]

                           PURCHASERS:


                           JMG CAPITAL PARTNERS, L.P.


                           By:__________________________
                               Jonathan Glaser
                               President, JMG Capital Management, Inc.
                               General Partner, JMG Capital Partners, LP
                               DATE:

                           TRITON CAPITAL INVESTMENTS, LTD


                           By:_____________________________
                               Jonathan Glaser
                               Vice President, Triton Capital Investments, Ltd.
                               DATE:

                      [SIGNATURES CONTINUED ONTO NEXT PAGE]


                           PURCHASERS CONTINUED


                           RGC INTERNATIONAL INVESTORS, LDC


                           BY:      Rose Glen Capital Management, LP
                                    RGC General Partner Corporation

                           By:______________________________
                                Gary S. Kaminsky
                                Managing Director
                                DATE:

                      [SIGNATURES CONTINUED ONTO NEXT PAGE]

                           PURCHASERS CONTINUED


                           SHEPHERD INVESTMENTS INTERNATIONAL, LTD.


                           By:__________________________
                                Name:
                                Managing Member, Staro Asset Management, LLC
                                Investment Manager, Shepherd Investments
                                International, Ltd.
                                DATE:

                           STARK INTERNATIONAL


                           By:_____________________________
                                Name:
                                Managing Member, Staro Asset Management, LLC
                                Investment Manager, Stark International
                                DATE:

                      [SIGNATURES CONTINUED ONTO NEXT PAGE]

                           PURCHASERS CONTINUED


                           SOCIETE GENERALE


                           By:_______________________
                               Name:
                               Title:
                               DATE:

                      [SIGNATURES CONTINUED ONTO NEXT PAGE]

                           PURCHASERS CONTINUED:


                           ELARA LTD.


                           By:__________________________
                               Geoffrey Tirman, Talisman Capital
                               President, Elara Ltd.
                               DATE:

                      [SIGNATURES CONTINUED ONTO NEXT PAGE]

                           PURCHASERS CONTINUED:


                           KEYWAY INVESTMENTS


                           By:___________________________
                               Gregory W. Murphy
                               Title:
                               DATE:

                                                                    Exhibit 99.3
                             BASE TEN SYSTEMS, INC.
                            CERTIFICATE OF AMENDMENT
                                       OF
                                    RESTATED
                          CERTIFICATE OF INCORPORATION
                           PROVIDING FOR DESIGNATION,
                             PREFERENCES AND RIGHTS
                                     OF THE
                     CONVERTIBLE PREFERRED SHARES, SERIES A
                          (Par Value $ 1.00 Per Share)
                                       of
                             BASE TEN SYSTEMS, INC.

     Base Ten Systems, Inc., a corporation (the "Corporation") organized under the laws of the State of New Jersey, to amend its Restated Certificate of Incorporation in accordance with Chapter 9 of the New Jersey Business Corporation Act, hereby certifies:

     FIRST: The name of the Corporation is Base Ten Systems, Inc.

     SECOND: The Board of Directors of the Corporation, at a meeting held on December 2, 1997, pursuant to Section 14A:7-2 of the New Jersey Business Corporation Act and the authority vested in the Board of Directors by the Restated Certificate of Incorporation, as amended, adopted the following resolution providing for the issuance of a new series of the Corporation's Preferred Shares, par value $1.00 per share, consisting of up to 19,000 shares of Convertible Preferred Shares, Series A:

               RESOLVED, that pursuant to the authority vested in this Board of Directors in accordance with the provisions of the Corporation's certificate of incorporation, as amended, a new series of Preferred Shares of the Corporation known as Convertible Preferred Shares, Series A, be, and hereby is, created, classified, authorized and the issuance thereof provided for, and that the designation and number of shares, and relative rights, preferences and limitations thereof are hereby fixed, and Article 6 of the Certificate of Incorporation of the Corporation, as amended, is hereby amended by adding Article 6(d) thereto, to read, in its entirety, as follows:

     (d) A. Designation and Amount. The shares of the new series of Preferred Shares shall be designated as "Convertible Preferred Shares, Series A" and the number of shares constituting such series shall initially be 19,000, with a par value of $1.00 per share. Fractional Preferred Shares shall be permitted. The relative rights, preferences, restrictions and other matters relating to the Preferred Shares are contained in this Certificate of Amendment. The number of Preferred Shares may be increased, subject to and in accordance with the New Jersey Business Corporation Act, without approval of the existing holders of Preferred Shares, solely for the purpose of issuance pursuant to Section C(l) hereof.

     B. Definitions. As used in this Certificate of Amendment, the following terms shall have the following meanings:

     "Board of Directors" means the board of directors of the Corporation.

     "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in the City of New York, New York are authorized or obligated by law or executive order to close.

     "Capital Stock" means any and all shares, rights to purchase, warrants, options, convertible securities, participation or other equivalents of or interests (other than security interests) in (however designated and whether voting or nonvoting) corporate stock.

     "Certificate   of   Amendment"   means  this   Certificate   of  Amendment,
establishing the Preferred Shares pursuant to Chapter 9 of the New Jersey Business Corporation Act, as the same may be amended, supplemented or modified from time to time in accordance with the terms hereof and pursuant to applicable law.

     "Conversion Default Payments" has the meaning set forth in Section H(2) hereof.

     "Closing Bid Price" means, for any security as of any date, the closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded, as reported at the close of normal trading hours, New York time, by Bloomberg Financial Markets or a comparable reporting service of national reputation selected by the Corporation and reasonably acceptable to holders of the Preferred Shares then holding a majority of the then outstanding Preferred Shares ("Majority Holders") if Bloomberg Financial Markets is not then reporting closing bid prices of such security (collectively, "Bloomberg"), or if the foregoing does not apply, the last reported sale price of such security in the over-the-counter market on the electronic bulletin board of such security as reported by Bloomberg, or, if no sale price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Bid Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as reasonably determined by an investment banking firm selected by the Corporation and reasonably acceptable to the Majority Holders, with the costs of such appraisal to be borne by the Corporation.

     "Closing Date" means the date on which Preferred Shares are initially issued.

     "Common Shares" means the Class A Common Shares, par value $1.00 per share, of the Corporation and all shares hereafter authorized of any class of Common Shares of the Corporation, and, in the case of a reclassification, recapitalization or other similar change in such Common Shares or in the case of a consolidation or merger of the Corporation with or into another Person, such consideration to which a holder of a share of Common Shares would have been entitled upon the occurrence of such event. Common Shares shall not include the Corporation's Class B Common Shares, par value $1.00 per share.

     "Conversion Date" has the meaning set forth in Section H(2) hereof.

     "Conversion Notice" has the meaning set forth in Section H(2) hereof.

     "Conversion Price" has the meaning set forth in Section H(l) hereof.

     "Default Redemption Amount" has the meaning set forth in Section F(4) hereof.

     "Default Redemption Notice" has the meaning set forth in Section F(4) hereof.

     "Delay Compensation" has the meaning set forth in Section 3(f) of the Registration Rights Agreement.

     "Delisting Payments" has the meaning set forth in Section 4.5 of the Securities Purchase Agreement.

     "Dividend Payment Date" has the meaning set forth in Section C(l) hereof.

     "DTC" has the meaning set forth in Section H(11) hereof.

     "Fiscal Quarter" means a calendar quarter ended on March 31, June 30, September 30 or December 31, as the case may be.

     "Five Percent Limitation" has the meaning set forth in Section H(l) hereof.

     "Illiquidity Payment" has the meaning set forth in Section C(l) hereof.

     "Initial Closing Cap Amount" has the meaning set forth in Section H(l) hereof.

     "Initial Conversion Price" means $12.50 (subject to adjustment pursuant to Section H(4) hereof).

     "Late Registration Payments" has the meaning set forth in Section 2(b) of the Registration Rights Agreement.

     "Junior Stock" means Common Shares and any other class or series of Capital Stock of the Corporation now or hereafter issued and outstanding that ranks junior as to dividends and/or liquidation to the Preferred Shares.

     "Mandatory Redemption Price'; has the meaning set forth in Section F(2) hereof.

     "Market Value" as of any date means the average Closing Bid Price of Common Shares for the ten consecutive Trading Days ending on the date prior to such date.

     "Maturity Date" means the third anniversary date of the Closing Date, provided, however, that such original Maturity Date shall be extended by a number of Trading Days equal to the aggregate number of Trading Days during the period from March 1, 1998 to and including the original Maturity Date during which the holders of Preferred Stock are restricted from selling Common Shares by reason of (x) Section 2(d) of the Registration Rights Agreement, (y) any Delay Period(s) (as defined in Section 3(f) of the Registration Rights Agreement), but only if the total number of days in any Delay Period(s) within a twelve-month period exceed thirty (30) days, or (z) any Redemption Event.

     "NASDAQ" means the National Association of Securities Dealers Automated Quotation System.

     "Permanent Cap Amount" has the meaning set forth in Section H hereof.

     "Person" means an individual, a corporation, a partnership, a joint venture, an association, a joint-stock company, a trust, a business trust, a government or any agency or any political subdivision, any unincorporated organization, or any other entity.

     "Preferred Shares" means the Convertible Preferred Shares, Series A.

     "Purchase Price" shall mean $1,000 per Preferred Share.

     "Redemption Date" means any date on which shares of Preferred Shares are to be redeemed pursuant to Section F hereof.

     "Redemption Event" means any one of the following:

     (i) the Common Shares (including any of the Common Shares issuable upon conversion of the Preferred Shares or required from time to time to be reserved pursuant to this Certificate of Amendment) are suspended from trading on, or are not listed (and authorized) for trading on, the NASDAQ Small Cap Market, the NASDAQ National Market System, the American Stock Exchange, or the New York Stock Exchange for an aggregate of thirty (30) Trading Days in any eighteen (18) month period;

     (ii) the Company fails: (x) to cause the registration statement required pursuant to Section 2(a) of the Registration Rights Agreement to be declared effective on or before the one hundred eightieth (180th) day following Closing in a manner which would allow the sale of all Registrable Securities (as defined in the Registration Rights Agreement) to the fullest extent permitted under
Section 2(a) of the Registration Rights Agreement; or (y) to cause the holders of Preferred Shares to be able to utilize such registration statement for the resale of all of their Registrable Securities (as defined in the Registration Rights Agreement), unless the Company is using its best efforts to remedy such inability to utilize such registration statement, subject to the Company's Board of Directors having determined in their good faith business judgment by resolution that the continued effectiveness of such registration statement would have a material adverse effect on the Company's ability to consummate a financing, acquisition, merger or joint venture, the failure of which to consummate would have a material adverse effect on the Company's financial condition, results of operations or future prospects; provided that in no event shall such failure described in this clause (y) exist for a total of more than thirty (30) Trading Days in any eighteen (18) month period;

     (iii) The Company fails to (x) issue Common Shares to a holder of the Preferred Shares upon exercise by the holder of its conversion rights in accordance with the terms of this Certificate of Amendment; (y) transfer or to cause its transfer agent to transfer any certificate for Common Shares issued to a holder upon conversion of the Preferred Shares as and when required by this Certificate of Amendment or the Registration Rights Agreement; or (z) remove any restrictive legend on any certificate for any Common Shares issued to a holder of the Preferred Shares upon conversion of the Preferred Shares as and when required by this Certificate of Amendment, the Securities Purchase Agreement or the Registration Rights Agreement; and any such failure described above shall continue uncured for ten (10) Business Days; or

     (iv)The Corporation fails to pay to a holder of Preferred Shares any amounts due hereunder or pursuant to the Securities Purchase Agreement or Registration Rights Agreement (including but not limited to dividends and Illiquidity Payments, Conversion Default Payments, Late Registration Payments and Delay Compensation thereon) when due and any such failure shall continue uncured (after written notice and demand to cure from the holder of Preferred Shares) for ten (10) Business Days.

     "Redemption Price" means the Optional Redemption Price, the Mandatory Redemption Price or the Default Redemption Price, as the case may be, each of which terms shall have the respective meanings set forth in Section F hereof.

     "Registration Rights Agreement" means the Registration Rights Agreement dated as of the Closing Date between the Corporation and the initial purchasers of the Preferred Shares, a copy of which will be on file in the offices of the Corporation and available for inspection by shareholders of the Corporation.

     "Rule 4460 Amount" has the meaning set forth in Section H(l) hereof.

     "Second Closing" has the meaning set forth in Section 1.1 of the Securities Purchase Agreement.

     "Securities Purchase Agreement" means the Securities Purchase Agreement dated as of the Closing Date between the Corporation and the initial purchasers of the Preferred Shares, a copy of which will be on file in the offices of the Corporation and available for inspection by shareholders of the Corporation.

     "Shareholder Approval" has the meaning set forth in Section 4.8 of the Securities Purchase Agreement.

     "Trading Day" means, with respect to the Common Shares: (i) if any series of Common Shares is quoted on the NASDAQ National Market System, any similar system of automated dissemination of quotations of securities prices, or the National Quotation Bureau Incorporated, each day on which quotations may be made on such system; or (ii) if any series of Common Shares is listed or admitted for trading on any national securities exchange, days on which such national securities exchange is open for business; or (iii) if the Corporation's Common Shares are not quoted on any system or listed or admitted for trading on any securities exchange, a Business Day.

     "Underwriter's Lock-Up" has the meaning set forth in Section 2(d) of the Registration Rights Agreement.

     "Variable Conversion Price" means the Weighted Average Price of Common Shares for any two Trading Days selected by a holder in the twenty (20) consecutive Trading Day period ending on the day prior to the day a holder of Preferred Shares delivers a Conversion Notice or Default Redemption Notice (subject to equitable adjustment for events during such Trading Day period of the nature described in Section H(4)), provided, however, that a holder may not select the Trading Day on which the lowest Weighted Average Price of the Common Shares in the twenty (20) consecutive Trading Day period was reported.

     "Weighted Average Price" means for any security for any date or dates, the volume weighted average price of such security on the principal securities exchange or trading market where such security is listed or traded, as reported at the close of normal trading hours, New York time, by Bloomberg Financial Markets or a comparable reporting service of national reputation selected by the Corporation and reasonably acceptable to holders of the Preferred Shares then holding a majority of the then outstanding Preferred Shares ("Majority Holders") if Bloomberg Financial Markets is not then reporting volume weighted average prices of such security (collectively, "Bloomberg"), or if the foregoing does not apply, the last reported sale price of such security in the over-the-counter market on the electronic bulletin board of such security as reported by Bloomberg, or, if no sale price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Weighted Average Price cannot be calculated for such security for such date or dates on any of the foregoing bases, the Weighted Average Price of such security for such date or dates shall be the fair market value as reasonably determined by an investment banking firm selected by the Corporation and reasonably acceptable to the Majority Holders, with the costs of such appraisal to be borne by the Corporation.

     C. Dividends and Certain Other Payments. The holders of the Preferred Shares shall be entitled to receive, when and as declared by the Board of Directors, out of funds legally available therefor, dividends and certain other payments as set forth in this Section C.

     (1) If (i) the Closing Bid Price of the Corporation's Common Shares is less than $8.00 per share (adjusted for events of the nature described in Section H(4)(i)) for ten (10) consecutive Trading Days during any Fiscal Quarter, the holders of the Preferred Shares shall be entitled to receive dividends at a rate of $20.00 per share for such entire Fiscal Quarter, or (ii) the number of Common Shares issued upon conversion of Preferred Shares by a holder equals, prior to the Second Closing, the Initial Closing Cap Amount with respect to that holder and, after the Second Closing, the Permanent Cap Amount with respect to that holder, or a holder of Preferred Shares is subject to an Underwriter's Lock-Up, that holder (but not any other holder) shall be entitled to receive a payment (an "Illiquidity Payment") at the rate of $20.00 per Preferred Share for each Fiscal Quarter in which such event occurs or is continuing. Dividends and Illiquidity Payments shall be payable at the option of the Board of Directors
(x) in cash, or (y) provided Shareholder Approval has been obtained, and further provided that this Certificate of Amendment or the Corporation's Certificate of Incorporation shall have been appropriately amended, solely to the extent necessary to increase the number of Preferred Shares authorized so as to make sufficient Preferred Shares available for issuance pursuant to this Section C(l), in a number of Preferred Shares (which may include fractional Preferred Shares) equal to the product of (A) the cash amount of such quarterly dividend or Illiquidity Payment, as the case may be, multiplied by (B) 1.25, divided by
(C) the Purchase Price per Preferred Share.

     (2) The holders of Preferred Shares shall be entitled to participate with the holders of Common Shares in any dividends paid or set aside for payment with respect to the Common Shares so that the holders of Preferred Shares shall receive with respect to each Preferred Share an amount equal to (x) the dividend payable with respect to each Common Share multiplied by (y) the number of Common Shares (and fraction of a Common Share, if any) into which such Preferred Share is convertible as of the record date for such dividend.

     (3) Dividends and Illiquidity Payments shall accrue (whether or not declared) from and including the first day of the relevant Fiscal Quarter to and including the date on which the Redemption Price is paid on such shares or on which such shares are converted or redeemed and, to the extent not paid for any relevant Fiscal Quarter, will be cumulative. Dividends and Illiquidity Payments on the Preferred Shares, to the extent payable, shall be payable quarterly, in arrears, on the last day of each relevant Fiscal Quarter (each such date, a "Dividend Payment Date"), except that if any such date is not a Business Day, then such dividend or Illiquidity Payment shall be paid on the next succeeding Business Day. Each such dividend or Illiquidity Payment shall be payable to holders of Preferred Shares at the close of business on the Dividend Payment Date. Dividends on the Preferred Shares shall accrue on a daily basis during the relevant quarterly period whether or not the Corporation shall have earnings or surplus at the time.

     D. Voting Rights. The holders of Preferred Shares shall have the following voting rights:

     (1) Each holder of Preferred Shares shall be entitled to such number of votes for the Preferred Shares held by him on all matters submitted to a vote of the Corporation's shareholders as shall be equal to the largest number of whole Common Shares into which all of his Preferred Shares are then convertible (after giving effect, and subject to, the Five Percent Limitation, the Permanent Cap Amount, and any other then applicable limitations set forth in Section (H)(1));

     (2) Except as otherwise provided herein or by law, the holders of Preferred Shares and the holders of Common Shares shall vote together as one class on all matters submitted to a vote of the Corporation's shareholders.

     (3) So long as any Preferred Shares are outstanding, the Corporation shall not, without first obtaining the approval of the holders of two-thirds of the Preferred Shares:

     (i) alter or change the rights, preferences or privileges of the Preferred Shares;

     (ii) issue any other class or series of Capital Stock having rights upon liquidation or rights as to dividends which are senior to or pari passu with the rights of the holders of Preferred Shares; or

     (iii) issue any additional Preferred Shares in excess of the 19,000 Preferred Shares authorized hereunder, other than any additional Preferred Shares which may be issued pursuant to Section C(l) hereof.

     E. Liquidation Preference. In the event of any liquidation, dissolution, or winding up of the Corporation, either voluntary or involuntary, after the payment or the setting apart of payment to the holders of any class or series of Capital Stock of the Corporation hereafter issued and outstanding that ranks senior as to dividends and/or liquidation to the Preferred Shares, the holders of Preferred Shares shall be entitled to receive out of assets of the Corporation available for distribution to shareholders, an amount equal to the Mandatory Redemption Price of such shares, before any payment shall be made or any assets distributed to the holders of Junior Stock. If the assets and funds to be distributed to the holders of the Preferred Shares, and the holders of any other Capital Stock ranking pari passu with the Preferred Shares, shall be insufficient to permit the payment to all such holders of their full preferential amount, the assets and funds legally available shall be distributed ratably, among the holders of such other Capital Stock ranking pari passu with the Preferred Shares, in proportion to the full preferential amount each such holder is otherwise entitled to receive. Neither the consolidation or merger of the Corporation with or into any other entity nor the sale or transfer by the Corporation of all or substantially all of its assets shall, for the purposes hereof, be deemed to be a liquidation, dissolution or winding up of the Corporation.

     F.  Redemption.

     (1) Optional Redemption by the Company. While a Registration Statement (as defined in the Registration Rights Agreement) is effective with respect to the Common Shares issuable on conversion of the Preferred Shares and so long as no Redemption Event has occurred and is continuing, the Corporation may, at its option at (i) any time within 45 days prior to or 15 days after the commencement of a firm commitment public offering of its equity securities, or (ii) at any time or from time to time after the first anniversary date of the Closing Date, redeem for cash, out of funds legally available therefor, all or any part of (but not less than 1,900 Preferred Shares in any single redemption) of the outstanding Preferred Shares at a price per Preferred Share equal to the greater of (x) 130% of the then applicable Mandatory Redemption Price per Preferred Share or (y) the sum of (A) the then applicable Mandatory Redemption Price per Preferred Share, plus (B) the difference between (I) the Market Value of the Common Shares into which each Preferred Share is convertible on the Redemption Date and (II) the Closing Bid Price of the Common Shares into which each Preferred Share is convertible on the Redemption Date (the "Optional Redemption Price").

     (2) Mandatory Redemption by the Company. The Corporation shall redeem all outstanding Preferred Shares on the Maturity Date at a price per share equal to the sum of (x) the Purchase Price, (y) any accrued and unpaid dividends thereon through the date of final distribution to shareholders, whether or not declared, and any Illiquidity Payments and Conversion Default Payments thereon, and (z) any Late Registration Payments, Delay Compensation and Delisting Payments thereon (collectively, the "Mandatory Redemption Price"). All Conversion Default Payments, Late Registration Payments, Delay Compensation and Conversion Default Payments shall be payable on the Maturity Date in cash, out of funds legally available therefor. The balance of the Mandatory Redemption Price (the "Remaining Redemption Amount") shall be payable on the Maturity Date at the option of the Board of Directors (x) in cash, out of funds legally available therefor; or (y) while a Registration Statement (as defined in the Registration Rights Agreement) is effective with respect to the Common Shares issuable on redemption of the Preferred Shares, in Common Shares having an aggregate Market Value on the Maturity Date equal to (A) the Remaining Redemption Amount multiplied by (B) 1.25.

     (3) Procedures for Redemption by the Company.

     (i) At least 30 days (45 days if the Redemption Price is to be paid in Common Shares) but not more than 60 days before the applicable Redemption Date, the Corporation or its transfer agent shall mail a notice of redemption by first-class mail postage prepaid to each holder of Preferred Shares, addressed to such holders at their last addresses shown on the stock transfer books of the Corporation. Such notice shall indicate that Preferred Shares are to be redeemed and shall, among other things, state:

     (a) the Redemption Date;

     (b) the number of Preferred Shares being redeemed;

     (c) the Optional Redemption Price or Mandatory Redemption Price, as the case may be, including the amount of unpaid dividends, Illiquidity Payments, Conversion Default Payments, Late Registration Payments, Delay Compensation and Delisting Payments with respect to such shares;

     (d) that the Preferred Shares called for redemption must be surrendered to the Corporation to collect the Redemption Price;

     (e) that Preferred Shares called for redemption may be converted at any time before the close of business on the first Business Day preceding the Redemption Date.

     Failure to give notice or any defect in the notice to any holder shall not affect the validity of the notice given to any other holder.

     (ii) As long as the  Corporation  has complied  with the  requirements  set forth in this Section F, from and after the applicable Redemption Date, dividends on, and Illiquidity Payments, Conversion Default Payments, Late Registration Payments, Delay Compensation and Delisting Payments with respect to the shares of Preferred Shares so called for redemption shall cease to accrue as of the applicable Redemption Date, such shares shall be canceled and shall no longer be deemed to be outstanding, and all rights of the holders thereof as shareholders of the Corporation (except the right to receive from the Corporation the Redemption Price) shall cease.

     (4) Optional Redemption By Holder. (i) Upon the occurrence of a Redemption Event, each holder of Preferred Shares shall have the right to elect at any time and from time to time by delivery of a Default Redemption Notice (as defined herein) to the Corporation while such Redemption Event continues, to require the Corporation to purchase for cash, out of funds legally available therefor, for an amount per share equal to the Default Redemption Amount (as defined herein), any or all of the then outstanding shares of Preferred Shares held by such Holder. The "Default Redemption Amount" with respect to each Preferred Share means an amount equal to the greater of (i) 1.25 times the then effective Mandatory Redemption Price per share of each Preferred Share for which a demand for redemption is being made or (ii) (x) the then effective Mandatory Redemption Price of each Preferred Share for which a demand for redemption is being made, divided by (y) the then effective Conversion Price, multiplied by (z) the Market Value of the Common Shares.

     (ii)If the Corporation fails to pay any holder the Default Redemption Amount with respect to any Preferred Shares within five (5) Business Days of its receipt of a notice requiring such redemption (a "Default Redemption Notice"), then the holder delivering such Default Redemption Notice shall be entitled to interest on the Default Redemption Amount at a per annum rate equal to the lower of (x) the sum of prime rate published from time to time by the Wall Street Journal plus five percent (5%) and (y) the highest interest rate permitted by applicable law from the date of the Default Redemption Notice until the date of redemption hereunder. In the event the Corporation is not able to redeem all of the shares of Preferred Shares subject to Default Redemption Notices because of insufficient shareholders equity, restrictions under applicable law or pursuant to agreements, or lack of cash, the Corporation shall redeem shares of Preferred Shares from each holder, to the maximum extent, pro rata, based on the total number of shares of Preferred Shares included by such holder in the Default Redemption Notice relative to the total number of shares of Preferred Shares in all of the Default Redemption Notices.

     G. Consolidation, Merger and Sale of Assets, etc. The Corporation shall not consolidate with or merge into, or transfer all or substantially all of its assets to, another Person unless (i) in the case of a merger or consolidation, the Corporation is the surviving entity and the rights and preferences of the Preferred Shares are not modified, or (ii) (A) the surviving, resulting or acquiring Person is a Person organized under the laws of the United States, any state thereof or the District of Columbia, or a Person organized under the laws of a foreign jurisdiction whose equity securities are listed on a national securities exchange in the United States or authorized for quotation on NASDAQ, and (B) the Corporation shall make effective provision such that, upon consummation of such transaction, the holders of Preferred Shares shall receive preferred stock of the surviving entity having substantially identical terms and registration rights as the Preferred Shares.

     H.  Conversion of Preferred Shares.

     (1) Right of Conversion of Preferred Shares. Each Preferred Share shall be convertible at the option of the holder thereof, at any time or from time to time after the Closing Date, into a number of fully paid and nonassessable Common Shares equal to (x) the then applicable Mandatory Redemption Price of such Preferred Share, divided by (y) the lesser of (A) the Variable Conversion Price as of the Conversion Date or (B) 130% of the Initial Conversion Price (the "Conversion Price"); provided, however, that:

(I) in no event shall the aggregate number of Common Shares issuable upon conversion of all of the Preferred Shares exceed (except at the option of the Company by reason of a Mandatory Redemption by the Company on the Maturity Date or at the option of the Company by reason of the issuance of Common Shares upon conversion of Preferred Shares issued at any time or from time to time in payment of accrued and unpaid dividends or Illiquidity Payments):

     (x) prior to the Second Closing, 1,500,000 Common Shares (the "Initial Closing Cap Amount"), and

     (y) after the Second Closing, 3,040,000 Common Shares (the "Permanent Cap Amount");

(II) in no event shall any issuance by the Company of Common Shares in payment of dividends, Illiquidity Payments or any other amounts payable pursuant to this Certificate of Amendment reduce the aggregate number of Common Shares issuable upon conversion of the Preferred Shares to less than:

     (x) prior to the Second Closing, the Initial Closing Cap Amount, and

     (y) after the Second Closing, the Permanent Cap Amount;

(III) for so long as the Common Shares are listed on NASDAQ, the American Stock Exchange or the New York Stock Exchange (or any other exchange or quotation system with a rule in effect similar to NASDAQ Rule 4460(i)(D) as in effect on the Closing Date), prior to obtaining Shareholder Approval, in no event shall the aggregate number of Common Shares issued upon conversion of the Preferred Shares or otherwise issued by the Company pursuant to this Certificate of Amendment exceed 1,528,789 Common Shares (the "Rule 4460 Amount"); and

(IV) in no event shall any holder of Preferred Shares be entitled to receive Common Shares upon a conversion to the extent that the sum of (x) the number of Common Shares beneficially owned by that holder and its affiliates (exclusive of shares issuable upon conversion of the unconverted portion of any Preferred Shares or the unexercised or unconverted portion of any other securities of the Corporation subject to a limitation on conversion or exercise analogous to the limitations contained herein) and (y) the number of Common Shares issuable upon the conversion of the Preferred Shares with respect to which the determination of this subclause is being made, would result in beneficial ownership by the holder and its affiliates of more than 4.9% of the outstanding Common Shares (the "Five Percent Limitation"), and for purposes of this subclause, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13 D-G thereunder, except as otherwise provided in clause (x) above. To the extent the Five Percent Limitation applies, the determination of whether Preferred Shares shall be convertible (vis-a-vis other securities owned by a holder) shall be in the sole discretion of the holder and submission of a Conversion Notice shall be deemed to be the holder's determination of whether the Preferred Shares are convertible in whole or in part, subject to such aggregate Five Percent Limitation. No prior inability to convert the Preferred Shares pursuant to this clause shall have any effect on the applicability of the provisions of this clause with respect to any subsequent determination of ability to convert. The provisions of this clause may be amended and/or implemented in a manner otherwise than in strict conformity with the terms of this clause with the approval of the Board of Directors of the Company and the affected Holder; the provisions of this clause may be waived by the affected holder upon ninety (90) days prior written notice from such holder to the Company. The limitations contained in this clause shall apply to a successor holder concurrently with its acquisition of such Preferred Shares, such election to be promptly confirmed in writing to the Company
(provided no transfers to a successor holder or holders shall be used by a holder to evade the limitations contained herein).

     The Initial Closing Cap Amount or if applicable, the Permanent Cap Amount, shall be allocated among the holders of Preferred Shares in the same proportion as the number of Preferred Shares initially held by each holder bears to the aggregate number of outstanding Preferred Shares. Each increase to the Initial Closing Cap Amount or Permanent Cap Amount shall be allocated pro rata among the holders based on the number of Preferred Shares held by each holder at the time of the increase in the Initial Closing Cap Amount or Permanent Cap Amount. In the event a holder shall sell or otherwise transfer any of such holder's Preferred Shares, each transferee shall be allocated a pro rata portion of such transferor's Initial Closing Cap Amount or Permanent Cap Amount. Any portion of the Initial Closing Cap Amount or Permanent Cap Amount which remains allocated to any Person which does not hold any Preferred Shares shall be allocated among the remaining holders, pro rata based on the number of Preferred Shares then held by such holders.

     (2) Conversion Procedures. In order to exercise the conversion privilege, the holder of any Preferred Shares to be converted in whole or in part shall give written notice to the Corporation ("Conversion Notice") by confirmed facsimile, courier delivery (with receipt acknowledged), personal delivery, or registered or certified mail (with receipt acknowledged) that the holder elects to convert such shares or the portion thereof specified in said notice into shares of Common Shares and shall, within five (5) Business Days thereafter, surrender the certificate or certificates evidencing such shares to the Corporation. The Conversion Notice shall specify the effective date of such conversion, which shall be no earlier than the date of receipt and no later than 30 days following receipt, and shall also state the name or names (with address) in which the certificates for Common Shares which shall be issuable upon such conversion shall be issued. Each certificate evidencing Preferred Shares surrendered for conversion shall, unless the shares issuable on conversion are to be issued in the same name as the registration of such Preferred Shares, be duly endorsed by, or be accompanied by instruments of transfer in form satisfactory to the Corporation duly executed by, such holder or its duly authorized attorney.

     Within three (3) Business Days after receipt of a Conversion Notice, but not prior to the specified effective date of conversion, and following (and in no event prior to) surrender of the certificate or certificates evidencing the Preferred Shares relating thereto, the Corporation shall issue and deliver to such holder (or upon the written order of such holder) a certificate or certificates for the number of full Common Shares issuable upon the conversion of such Preferred Shares or portion thereof in accordance with the provisions of this Section H, and a check or cash in respect of any fractional Common Shares issuable upon such conversion, as provided in Section H (3). If the Corporation fails to issue certificates upon any such conversion of Preferred Shares, the Corporation shall pay to any holders of such converted Preferred Shares an amount equal to (i) 1% of the Conversion Price per day multiplied by the number of Common Shares issuable upon conversion of the Preferred Shares subject to the applicable Conversion Notice for the first 30 days after the scheduled delivery date of such certificates, and (ii) thereafter, 2% of the Conversion Price per day multiplied by the number of Common Shares issuable upon conversion of the Preferred Shares subject to the applicable Conversion Notice ("Conversion Default Payments"). Notwithstanding the foregoing, if the Corporation's failure to issue such certificates is a result of an error made by its transfer agent, such amount shall not accrue until after the third day following the scheduled delivery date of such certificate. In the event that less than all the Preferred Shares represented by a certificate are to be converted, the Corporation shall issue and deliver or cause to be issued and delivered to (or upon the written order of) the holder of the Preferred Shares so surrendered, without charge to such holder, a new certificate or certificates representing a number of Preferred Shares equal to the unconverted portion of the surrendered certificate.

     Each conversion shall be deemed to have been effected as of the date (the "Conversion Date") specified in the applicable Conversion Notice, or if no date is specified, as of the date on which a Conversion Notice with respect to Preferred Shares shall have been received by the Corporation by facsimile or otherwise, as described above, but only if the certificate or certificates evidencing Preferred Shares shall have been surrendered to the Corporation or its transfer agent within five (5) Business Days after receipt of the Conversion Notice relating thereto and, if such certificate or certificates shall not have been surrendered within such time period, such Conversion Notice shall be ineffective and void ab initio. Any Person in whose name any certificate or certificates for Common Shares shall be issuable upon conversion shall be deemed to have become the holder of record of the shares represented thereby on the Conversion Date; provided, however, that the receipt of a Conversion Notice on any date when the share transfer books of the Corporation shall be closed shall constitute the Person in whose name the certificates are to be issued as the record holder thereof for all purposes on the next succeeding day on which such share transfer books are open, but such conversion shall be at the Conversion Rate in effect on the Conversion Date.

     Except as otherwise provided in this Section H, no payment or adjustment will be made for dividends or other distributions with respect to any Common Shares issuable upon conversion of Preferred Shares as provided herein. Full payment shall be made by the Corporation to any holder of Preferred Shares surrendered for conversion in respect of dividends accrued since the last preceding Dividend Payment Date on the Preferred Shares surrendered for conversion; the dividend due on such Dividend Payment Date shall be payable with respect to such Preferred Shares notwithstanding such conversion, and such dividend (whether or not punctually paid or duly provided for) shall be paid to the holder of such shares as of the close of business on such record date.

     (3) Cash Payments in Lieu of Fractional Shares. No fractional Common Shares or scrip representing fractional shares shall be issued upon conversion of Preferred Shares. If any fractional Common Share would, but for this Section H, be issuable upon the conversion of any Preferred Shares, the Corporation shall make a payment therefor in cash on the third Business Day immediately following the Conversion Date equal to the Conversion Price of such fractional share.

     (4) Adjustment of Conversion Privileges. The Initial Conversion Price and, if any such event shall take place during a twenty (20) consecutive Trading Day calculation period, the Variable Conversion Price, shall be adjusted from time to time by the Corporation as follows:

     (i) In case the Corporation shall (A) declare a dividend, or make a distribution, in shares of any series of its Common Shares, on any series of its Common Shares, (B) subdivide or reclassify any series of its outstanding Common Shares into a greater number of shares, (C) combine any series of its outstanding Common Shares into a smaller number of shares, (D) pay a dividend or make a distribution on any series of its Common Shares in shares of any series of its Capital Stock other than Common Shares, or (E) issue by reclassification of any series of its Common Shares of any series of its Capital Stock, the conversion privilege and the Conversion Price in effect immediately prior thereto shall be adjusted so that the holder of any shares of Preferred Shares thereafter surrendered for conversion shall be entitled to receive the number of Common Shares or other Capital Stock of the Corporation which such holder would have owned or have been entitled to receive after the happening of any of the events described above had such Preferred Shares been converted immediately prior to the happening of such event. An adjustment made pursuant to this Section H(4) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event referred to above shall occur. In the event such dividend, distribution, subdivision, reclassification or combination is not so made, the conversion privilege then in effect shall be readjusted to the conversion privilege which would then be in effect if such dividend, distribution, subdivision, reclassification or combination had not been declared or made, but such readjustment shall not affect the number of Common Shares or other Capital Stock delivered upon any conversion prior to the date such readjustment is made.

     (ii) In case the Corporation shall distribute to all holders of any series of its Common Shares any of its assets or debt securities, or rights, options, warrants or convertible or exchangeable securities of the Corporation (including securities for cash, but excluding distributions of Capital Stock referred to in Section H(4)(i) above, if the adjustment to the Conversion Price under that Section would be greater than an adjustment under this Section), then in each such case, the Conversion Price shall be adjusted to equal the Conversion Price in effect immediately prior to such distribution less an amount equal to the then fair market value (as reasonably determined by the Board of Directors, in good faith and as described in a resolution of the Board of Directors) of the portion of the assets or debt securities of the Corporation so distributed or of such rights, options, warrants or convertible or exchangeable securities applicable to one share of Common Shares. Such adjustment shall become effective immediately after the record date for the determination of shares entitled to receive such distribution. Notwithstanding the foregoing, no adjustment of the Conversion Price shall be made upon the distribution to holders of any series of Common Shares of such rights, options, warrants, convertible securities, assets or debt securities if the plan or arrangement under which such rights, options, warrants, convertible securities, assets or debt securities are issued provides for their issuance to holders of shares of Preferred Shares in the same pro rata amounts upon conversion thereof. Such adjustment shall be made successively whenever any event listed above shall occur.

     (iii) Anything in this Section H(4) to the contrary notwithstanding, the Corporation shall be entitled to make such reductions in the Conversion Price, in addition to those required by this Section H(4), as it in its reasonable discretion shall determine to be advisable in order that any stock dividends, subdivision of shares, distribution of rights to purchase stock or securities, or distribution of securities convertible into or exchangeable for stock hereafter made by the Corporation to its shareholders, shall not be taxable.

     (iv) Whenever the Conversion Price is adjusted as provided in this Section H(4), or the Preferred Shares becomes convertible into shares of stock, securities, property or assets pursuant to Section H(5) below, or the Corporation reduces the Conversion Price pursuant to Section H(6) below, the Corporation shall prepare a notice of such adjustment of the Conversion Price setting forth the adjusted Conversion Price and the date on which such adjustment becomes effective, and setting forth in reasonable detail the facts requiring such adjustment and the calculation of such adjustment, and shall mail such notice of adjustment to all holders of Preferred Shares at their last addresses appearing on the share transfer books of the Corporation.

     (v) In any case in which this Section H(4) provides that an adjustment shall become effective immediately after a record date for an event, the Corporation may defer until the occurrence of such event (i) issuing to the holder of any Preferred Shares converted after such record date and before the occurrence of such event the additional Common Shares issuable upon such conversion by reason of the adjustment required by such event over and above the Common Shares issuable upon such conversion before giving effect to such adjustment, and (ii) paying to such holder any amount in cash in lieu of any fractional Common Share pursuant to Section H(3).

     (vi)For purposes of any computations pursuant to this Section H(4), respecting consideration received, the following shall apply:

     (a) in the case of the issuance of shares of Capital Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Corporation for any underwriting of the issue or otherwise in connection therewith;

     (b) in the case of the issuance of shares of Capital Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as reasonably determined in good faith by the Board of Directors or a duly authorized committee thereof (irrespective of the accounting treatment thereof), and described in a resolution of the Board of Directors or such committee; and

     (c) in the case of the issuance of securities convertible into or exchangeable or exercisable for shares of Capital Stock, the aggregate consideration received therefor shall be deemed to be the consideration received by the Corporation for the issuance of such securities plus the additional minimum consideration, if any, to be received by the Corporation upon the conversion or exchange thereof (the consideration in each case to be determined in the same manner as provided in clauses (a) and (b) of this Section).

     (vii) If after an adjustment a holder of Preferred Shares may, upon conversion of such security, receive shares of two or more classes of Capital Stock of the Corporation, the Corporation shall determine on a fair basis the allocation of the adjusted Conversion Price between the classes of Capital Stock. After such allocation, the conversion privilege and the Conversion Price of each class of Capital Stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Shares in this Section H.

     (viii) In no event shall an adjustment pursuant to this Section H(4) or any other provision of this Certificate of Amendment reduce the Conversion Price below the then par value, if any, of the Common Shares issuable upon conversion of Preferred Shares.

     (5) Effect of Reclassification, Consolidation, Merger or Sale. If any of the following events occur, namely (i) any reclassification or change of outstanding Common Shares issuable upon conversion of Preferred Shares (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (ii) any consolidation or merger of the Corporation with another Person shall be effected as a result of which holders of Common Shares issuable upon conversion of Preferred Shares shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Shares, or (iii) any sale or conveyance of the properties and assets of the Corporation as, or substantially as, an entirety to any other Person, but in no event including a sale of the Company's Government Technology Division, then the Corporation or such successor or purchasing Person, as the case may be, shall make provisions in its certificate or articles of incorporation or other constituent documents to establish that each Preferred Share then outstanding shall be convertible into the kind and amount of shares of stock and other securities or property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of Common Shares issuable upon conversion of such Preferred Shares immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. Such provisions shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section H.

     If this Section H(5) applies with respect to a transaction, Section H(4) shall not apply with respect to that transaction. The above provisions of this Section H(5) shall similarly apply to successive reclassifications, consolidations, mergers and sales.

     (6) Voluntary Adjustment. Subject to the Ownership Limitation, the Corporation at any time may reduce the Initial Conversion Price by any amount and for any period of time, provided that such period is not less than twenty
(20) Business Days. Whenever the Initial Conversion Price is reduced pursuant to this Section 8(f), the Corporation shall mail to the Holders, a notice of the reduction at least 15 days before the date the reduced Initial Conversion Price takes effect and such notice shall state the reduced Initial Conversion Price and the period it will be in effect.

     (7) Taxes on Shares Issued. The issuance of share certificates upon conversion or transfer of Preferred Shares shall be made without charge to the converting holder for any tax in respect of the issuance thereof.

     (8) Reservation of Shares; Shares to be Fully Paid; Compliance with Governmental Requirements. The Corporation shall reserve, free from preemptive rights, out of its authorized but unissued shares, or out of shares held in its treasury, sufficient Common Shares to provide for the conversion at any time or from time to time, and/or redemption at the Maturity Date at the then applicable Mandatory Redemption Price, of all Preferred Shares from time to time outstanding. The Corporation covenants that all Common Shares which may be issued upon conversion of Preferred Shares will upon issuance be fully paid and nonassessable by the Corporation and free from all taxes, liens and charges with respect to the issuance thereof.

     (9) Notice to Holders Prior to Certain Actions.  In the event:

     (i) that the Corporation shall take any action that would require an adjustment in the Conversion Price pursuant to clauses (i), (ii) or (iii) of Section H(4) above; or

     (ii) that any event described in Section H(5) above shall occur; or

     (iii)  of  the  voluntary  or  involuntary   dissolution,   liquidation  or
winding-up of the Corporation;

the Corporation shall cause notice of such proposed action or event to be mailed to each holder of record of Preferred Shares at its address appearing on the stock transfer books of the Corporation, as promptly as possible but in any event at least thirty (30) days prior to the record date for such proposed action or the effective date of such event; provided, however, that in the event that the Corporation provides public notice of such proposed action or event specifying the information set forth below at least ten (10) days prior to the proposed record date or effective date, the Corporation shall be deemed to have satisfied its obligation to provide notice pursuant to this Section H(9). In any event, such notice shall specify (A) the date on which a record is to be taken for the purpose of such action, or, if a record is not to be taken, the date as of which the holders of record of Common Shares are to be determined, or (B) the date on which such proposed event is expected to become effective, and the date as of which it is expected that holders of record of Common Shares shall be entitled to exchange their Common Shares for securities or other property deliverable upon such event. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such action or event.

     (10) Conversion Disputes. In the case of any dispute with respect to a conversion, the Corporation shall promptly issue such number of Common Shares as are not disputed in accordance with Section H hereof. If such dispute involves the calculation of the Conversion Price, the Corporation shall submit the disputed calculations, and shall permit any holder to simultaneously submit its data and views, to a "Big Six" independent accounting firm selected by the Corporation via facsimile within two (2) business days of receipt of the Conversion Notice. The accounting firm shall audit the calculations and notify the Corporation and the holder of the results no later than two (2) business days from the date it receives the disputed calculations. The accounting firm's calculation shall be deemed conclusive, absent manifest error. The Company shall then issue the appropriate number of Common Shares in accordance with Section H(2) hereof.

     (11) Electronic Transmission. In lieu of delivering physical certificates representing the Common Shares issuable upon the conversion of Preferred Shares, provided the Corporation's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program, upon the written request of a holder who shall have previously instructed such holder's prime broker to confirm such request to the Corporation's transfer agent, the Corporation shall use its commercially reasonable efforts to cause its transfer agent to electronically transmit the Common Shares issuable upon conversion to the holder by crediting the account of holder's prime broker with DTC through its Deposit Withdrawal Agent Commission "DWAC") system.

     I.  Transfers; Replacement of Certificates.

     (1) Transfers. Subject to any restrictions on transfer under applicable securities or other laws, Preferred Shares may be transferred on the books of the Corporation by the surrender to the Corporation of the certificate therefor properly endorsed or accompanied by a written assignment and power of attorney properly executed, with transfer stamps (if necessary) affixed, and such proof of the authenticity of signature as the Corporation or its transfer agent may reasonably require.

     (2) Replacement of Certificates. If any mutilated certificate representing Preferred Shares is surrendered to the Corporation, or if a holder claims the certificate representing Preferred Shares has been lost, destroyed or willfully taken, the Corporation shall issue a replacement certificate of like tenor and date if (i) the holder provides an indemnity bond or other security sufficient, in the reasonable judgment of the Corporation, to protect the Corporation and any authenticating agent and any of their officers, directors, employees or representatives from any loss which any of them may suffer if a certificate representing Preferred Shares is replaced, and (ii) the holder satisfies any other reasonable requirements of the Corporation.

     J. Reacquired Shares. Any Preferred Shares which are converted, purchased, redeemed or otherwise acquired by the Corporation, shall be retired and canceled by the Corporation promptly thereafter. No such shares shall upon their cancellation be reissued.

     K. Substitution of Senior Subordinated Notes for Non-Convertible Preferred Shares. From and after the issuance to a holder of Preferred Shares upon conversion of Preferred Shares of a number of Common Shares equal to (1) prior to the Second Closing, the Initial Closing Cap Amount with respect to that holder, and (2) after the Second Closing, the Permanent Cap Amount with respect to that holder, that holder shall have right, from and after that date, and exercisable upon 90 days' prior written notice to the Corporation, to require the Corporation to purchase all of the then outstanding shares of Preferred Stock held by such holder for an amount per share equal to the Mandatory Redemption Price, payable at the option of the Board of Directors (x) in cash, or (y) by delivery of a senior subordinated promissory note of the Corporation in the principal amount of the Mandatory Redemption Price in the form attached hereto as Exhibit A. In the event the Corporation is not able to purchase all of the Preferred Shares subject to such notices because of insufficient shareholders equity, restrictions under applicable law or pursuant to agreements, the Corporation shall purchase Preferred Shares from each holder who has given such notice, to the maximum extent, pro rata, based on the total number of Preferred Shares held by each holder who has given such notice relative to the total number of Preferred Shares held by all holders who have given such notices.

     THIRD: That the Corporation's Restated Certificate of Incorporation is amended so that the designation and number of shares of the Preferred Shares acted upon in the foregoing resolution, and the relative rights, preferences and limitations of such series, are as stated in the foregoing resolution.

     FOURTH: This Certificate of Amendment shall become effective upon filing.

     IN WITNESS WHEREOF, Base Ten Systems, Inc. has caused its duly authorized officer to execute this Certificate on this 4th day of December, 1997.

                           BASE TEN SYSTEMS, INC.


                           By:___________________________

                           Name:    Thomas E. Gardner
                           Title:   President and Chief Executive Officer

Attest:

By:____________________________
Name:   Edward J. Klinsport
Title:  Secretary

                                                                    Exhibit 99.4
                                                                    ------------

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS OR UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

                    COMMON STOCK PURCHASE WARRANT CERTIFICATE

Dated: [ISSUANCE DATE] December 4, 1997

to Purchase 98,684 Shares of Common Stock of

BASE TEN SYSTEMS, INC.

     BASE TEN SYSTEMS, INC., a New Jersey corporation (the "Company"), hereby certifies that [NAME OF HOLDER]SOCIETE GENERALE, its permissible transferees, designees, successors and assigns (collectively, the "Holder"), for value received, is entitled to purchase from the Company at any time commencing on December 4[ISSUANCE DATE], 1997 and terminating on March 1, 2001 up to Ninety Eight Thousand Six Hundred Eighty Four (#98,684) shares (each a "Share" and collectively the "Shares") of the Company's common stock (the "Common Stock"), at an exercise price of [130% CLOSING PRICE]$16.25 per Share (the "Exercise Price").
The number of Shares purchasable hereunder and the Exercise Price are subject to adjustment as provided in Section 4 hereof.

     1.  Exercise of Warrants.

     (a) Upon presentation and surrender of this Common Stock Purchase Warrant Certificate ("Warrant Certificate" or "Certificate"), or Lost Certificate Affidavit, accompanied by a completed Election to Purchase in the form attached hereto as Exhibit A (the "Election to Purchase") duly executed, at the principal office of the Company at One Electronics Drive, Trenton, NJ 08619, Attn: [NAME] Mr. Alexander M. Adelson, together with a check payable to the Company in the amount of the Exercise Price multiplied by the number of Shares being purchased, the Company or the Company's Transfer Agent, as the case may be, shall, within two (2) trading days of receipt of the foregoing, deliver to the Holder hereof, certificates of fully paid and non-assessable Common Stock which in the aggregate represent the number of Shares being purchased; provided, however, that the Holder may elect, with the written consent of the Company which may be granted or withheld in the Company's sole discretion (except that such consent may not be withheld if the Shares being purchased are not then registered for resale pursuant to an effective registration statement), to utilize the cashless exercise provisions set forth below in lieu of tendering the Exercise Price in cash. The certificates so delivered shall be in such denominations as may be reasonably requested by the Holder and shall be registered in the name of the Holder or such other name as shall be designated by the Holder. All or less than all of the Warrants represented by this Certificate may be exercised and, in case of the exercise of less than all, the Company, upon surrender hereof, will at the Company's expense deliver to the Holder a new Warrant Certificate or Certificates (in such denominations as may be requested by the Holder) of like tenor and dated the date hereof entitling said holder to purchase the number of Shares represented by this Certificate which have not been exercised and to receive Registration Rights with respect to such Shares, and all other rights with respect to the shares which the Holder has on the date hereof.

     (b) Cashless Exercise. Notwithstanding the foregoing provision regarding payment of the Exercise Price in cash, the Holder may elect, subject to the provisions of Section l(a), to receive a reduced number of Shares in lieu of tendering the Exercise Price in cash. In such case, the number of Shares to be issued to the Holder shall be computed using the following formula:

                                   X = Y(A-B)
                                        A

where:    X = the number of Shares to be issued to the Holder;

          Y  =  the  number  of  Shares  to  be  exercised  under  this  Warrant
          Certificate;

          A = the Market Value (defined below) of one share of Common Stock; and

          B = the Exercise Price.

As used in this Section 1, "Market Value" refers to the Current Market Value of the Common Stock on the day before the Election to Purchase and this Warrant Certificate are duly surrendered to the Company for a full or partial exercise hereof.

     2. Exchange, Transfer and Replacement. (a) At any time prior to the exercise hereof, this Certificate may be exchanged upon presentation and surrender to the Company, alone or with other Certificates of like tenor of different denominations registered in the name of the same Holder, for another Certificate or Certificates of like tenor in the name of such Holder exercisable for the aggregate number of Shares as the Certificate or Certificates surrendered.

     (b) Replacement of Warrant Certificate. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant Certificate and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company (collectively, a "Lost Certificate Affidavit"), or, in the case of any such mutilation, upon surrender and cancellation of this Warrant Certificate, the Company, at its expense, will execute and deliver in lieu thereof, a new Warrant Certificate of like tenor.

     (c) Cancellation; Payment of Expenses. Upon the surrender of this Warrant Certificate in connection with any transfer, exchange or replacement as provided in this Section 2, this Warrant Certificate shall be promptly canceled by the Company. The Company shall pay all taxes (other than securities transfer taxes) and all other expenses (other than legal expenses, if any, incurred by the Holder or transferees) and charges payable in connection with the preparation, execution and delivery of Warrant Certificates pursuant to this Section 2.

     (d) Warrant Register. The Company shall maintain, at its principal executive offices (or at the offices of the transfer agent for the Warrant Certificate or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant Certificate (the "Warrant Register"), in which the Company shall record the name and address of the person in whose name this Warrant Certificate has been issued, as well as the name and address of each permitted transferee and each prior owner of this Warrant Certificate.

     3. Rights and Obligations of Holders of this Certificate. The Holder of this Certificate shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or in equity; provided, however, that in the event any certificate representing shares of Common Stock or other securities is issued to the holder hereof upon exercise of some or all of the Warrants, such holder shall, for all purposes, be deemed to have become the holder of record of such Common Stock on the date on which this Certificate, together with a duly executed Purchase Form, was surrendered and payment of the aggregate Exercise Price was made, irrespective of the date of delivery of such share certificate.

     4.  Adjustments.

     (a) Stock Dividends, Reclassifications, Recapitalizations, Etc. In the event the Company: (i) pays a dividend in Common Stock or makes a distribution in Common Stock, (ii) subdivides its outstanding Common Stock into a greater number of shares, (iii) combines its outstanding Common Stock into a smaller number of shares or (iv) increases or decreases the number of shares of Common Stock outstanding by reclassification of its Common Stock (including a recapitalization in connection with a consolidation or merger in which the Company is the continuing corporation), then (1) the Exercise Price on the record date of such division or distribution or the effective date of such action shall be adjusted by multiplying such Exercise Price by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately before such event and the denominator of which is the number of shares of Common Stock outstanding immediately after such event, and (2) the number of shares of Common Stock for which this Warrant Certificate may be exercised immediately before such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the Exercise Price immediately before such event and the denominator of which is the Exercise Price immediately after such event.

     (b) Cash Dividends and Other Distributions. In the event that at any time or from time to time the Company shall distribute to all holders of Common Stock
(i) any dividend or other distribution of cash, evidences of its indebtedness, shares of its capital stock or any other properties or securities or (ii) any options, warrants or other rights to subscribe for or purchase any of the foregoing (other than in each case, (w) the issuance of any rights under a shareholder rights plan, (x) any dividend or distribution described in Section 4(a), (y) any rights, options, warrants or securities described in Section 4(c) and (z) any cash dividends or other cash distributions from current earnings), then the number of shares of Common Stock issuable upon the exercise of each Warrant Certificate shall be increased to a number determined by multiplying the number of shares of Common Stock issuable upon the exercise of such Warrant Certificate immediately prior to the record date for any such dividend or distribution by a fraction, the numerator of which shall be such Current Market Value (as hereinafter defined) per share of Common Stock on the record date for such dividend or distribution, and the denominator of which shall be such Current Market Value per share of Common Stock on the record date for such dividend or distribution less the sum of (x) the amount of cash, if any, distributed per share of Common Stock and (y) the fair value (as determined in good faith by the Board of Directors of the Company, whose determination shall be evidenced by a board resolution, a copy of which will be sent to the Holders upon request) of the portion, if any, of the distribution applicable to one share of Common Stock consisting of evidences of indebtedness, shares of stock, securities, other property, warrants, options or subscription or purchase rights; and the Exercise Price shall be adjusted to a number determined by dividing the Exercise Price immediately prior to such record date by the above fraction. Such adjustments shall be made whenever any distribution is made and shall become effective as of the date of distribution, retroactive to the record date for any such distribution. No adjustment shall be made pursuant to this
Section 4(b) which shall have the effect of decreasing the number of shares of Common Stock issuable upon exercise of each Warrant Certificate or increasing the Exercise Price.

     (c) Rights Issue. In the event that at any time or from time to time the Company shall issue rights, options or warrants entitling the holders thereof to subscribe for shares of Common Stock, or securities convertible into or exchangeable or exercisable for Common Stock to all holders of Common Stock (other than in connection with the adoption of a shareholder rights plan by the Company) without any charge, entitling such holders to subscribe for or purchase shares of Common Stock at a price per share that as of the record date for such issuance is less than the then Current Market Value per share of Common Stock, the number of shares of Common Stock issuable upon the exercise of each Warrant Certificate shall be increased to a number determined by multiplying the number of shares of Common Stock theretofore issuable upon exercise of each Warrant Certificate by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, options, warrant or securities plus the number of additional shares of Common Stock offered for subscription or purchase or into or for which such securities that are issued are convertible, exchangeable or exercisable, and the denominator of which shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, option, warrants or securities plus the total number of shares of Common Stock which the aggregate consideration expected to be received by the Company (assuming the exercise or conversion of all such rights, options, warrants or securities) would purchase at the then Current Market Value per share of Common Stock. In the event of any such adjustment, the Exercise Price shall be adjusted to a number determined by dividing the Exercise price immediately prior to such date of issuance by the aforementioned fraction. Such adjustment shall be made immediately after such rights, options or warrants are issued and shall become effective, retroactive to the record date for the determination of stockholders entitled to receive such rights, options, warrants or securities. No adjustment shall be made pursuant to this Section 4(c) which shall have the effect of decreasing the number of shares of Common Stock purchasable upon exercise or each Warrant Certificate or of increasing the Exercise Price.

     (d) Combination: Liquidation. (i) Except as provided in Section 4(d)(ii) below, in the event of a Combination (as defined below), each Holder shall have the right to receive upon exercise of the Warrant Certificates the kind and amount of shares of capital stock or other securities or property which such Holder would have been entitled to receive upon or as a result of such Combination had such Warrant Certificate been exercised immediately prior to such event (subject to further adjustment in accordance with the terms hereof). Unless paragraph (ii) is applicable to a Combination, the Company shall provide that the surviving or acquiring Person (the "Successor Company") in such Combination will assume by written instrument the obligations under this Section 4 and the obligations to deliver to the Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to acquire. The provisions of this Section 4(d)(i) shall similarly apply to successive Combinations involving any Successor Company. "Combination" means an event in which the Company consolidates with, mergers with or into, or sells all or substantially all of its assets to another Person, where "Person" means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity, but shall not include the sale of substantially all of the assets of the Government Technology Division of the Company.

     (ii) In the event of (x) a Combination where consideration to the holders of Common Stock in exchange for their shares is payable solely in cash or (y) the dissolution, liquidation or winding-up of the Company, the Holders shall be entitled to receive, upon surrender of their Warrant Certificates, distributions on an equal basis with the holders of Common Stock or other securities issuable upon exercise of the Warrant Certificates, as if the Warrant Certificates had been exercised immediately prior to such event, less the Exercise Price. In case of any Combination described in this Section 4(d)(ii), the surviving or acquiring Person and, in the event of any dissolution, liquidation or winding-up of the Company, the Company, shall deposit promptly following the consummation of such combination or at the time of such dissolution, liquidation or winding-up with an agent or trustee for the benefit of the Holders of the funds, if any, necessary to pay to the Holders the amounts to which they are entitled as described above. After such funds and the surrendered Warrant Certificates are received, the Company is required to deliver a check in such amount as is appropriate (or, in the case of consideration other than cash, such other consideration as is appropriate) to such Person or Persons as it may be directed in writing by the Holders surrendering such Warrant Certificates.

     (e) Notice of Adjustment. Whenever the Exercise Price or the number of shares of Common Stock and other property, if any, issuable upon exercise of the Warrant Certificates is adjusted, as herein provided, the Company shall deliver to the holders of the Warrant Certificates in accordance with Section 10 a certificate of the Company's Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including a description of the basis on which (i) the Board of Directors determined the fair value of any evidences of indebtedness, other securities or property or warrants, options or other subscription or purchase rights and (ii) the Current Market Value of the common Stock was determined, if either of such determinations were required), and specifying the Exercise Price and number of shares of Common Stock issuable upon exercise of Warrant Certificates after giving effect to such adjustment.

     (f) Purchase Price Adjustment. In the event that the Company issues or sells any Common Stock or securities which are convertible into or exchangeable for its Common Stock or any convertible securities, or any warrants or other rights to subscribe for or to purchase or any options for the purchase of its Common Stock or any such convertible securities (other than shares or options issued or which may be issued pursuant to the Company's employee or director option plans or shares issued upon exercise of options, warrants or rights outstanding on the date of the Agreement and listed in the Company's most recent periodic report filed under the Exchange Act or disclosed in Schedule 3.3 to the Purchase Agreement) and other than the Second Closing (as defined in the Purchase Agreement) at an effective purchase price per share which is less than the Current Market Value of the Common Stock on the trading day next preceding such issue or sale, then in each such case, the Exercise Price in effect immediately prior to such issue or sale shall be reduced effective concurrently with such issue or sale to an amount determined by multiplying the Exercise Price then in effect by a fraction, (x) the numerator of which shall be the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issue or sale, plus (2) the number of shares of Common Stock which the aggregate consideration received by the Company for such additional shares would purchase at such Current Market Value then in effect; and (y) the denominator of which shall be the number of shares of Common Stock of the Company outstanding immediately after such issue or sale.

     For the purposes of the foregoing adjustment, in the case of the issuance of any convertible securities, warrants, options or other rights to subscribe for or to purchase or exchange for, shares of Common Stock ("Convertible Securities"), the maximum number of shares of Common Stock issuable upon exercise, exchange or conversion of such Convertible Securities shall be deemed to be outstanding, provided that no further adjustment shall be made upon the actual issuance of Common Stock upon exercise, exchange or conversion of such Convertible Securities.

     The number of shares which may be purchased hereunder shall be increased proportionately to any reduction in Exercise Price pursuant to this paragraph 4(d), so that after such adjustments the aggregate Exercise Price payable hereunder for the increased number of shares shall be the same as the aggregate Exercise Price in effect just prior to such adjustment.

     In the event of any such issuance for a consideration which is less than such fair market value and also less than the Exercise Price then in effect, than there shall be only one such adjustment by reason of such issuance, such adjustment to be that which results in the greatest reduction of the Purchase Price computer as aforesaid.

     (g) Notice of Certain Transactions. In the event that the Company shall propose (a) to pay any dividend payable in securities of any class to the holders of its Common Stock or to make any other non-cash dividend or distribution to the holders of its Common Stock, (b) to offer the holders of its Common Stock rights to subscribe for or to purchase any securities convertible into shares of Common Stock or shares of stock of any class or any other securities, rights or options, (c) to effect any capital reorganization, reclassification, consolidation or merger affecting the class of Common Stock, as a whole, or (d) to effect the voluntary or involuntary dissolution, liquidation or winding-up of the Company, the Company shall, within the time limits specified below, send to each Holder a notice of such proposed action or offer. Such notice shall be mailed to the Holders at their addresses as they appear in the Warrant Register (as defined in Section 2(d)), which shall specify the record date for the purposes of such dividend, distribution or rights, or the date such issuance or event is to take place and the date of participation therein by the holders of Common Stock, if any such date is to be fixed, and shall briefly indicate the effect of such action on the number of shares of Common Stock and on the number and kind of any other shares of stock and on other property, if any, and the number of shares of Common Stock and other property, if any, issuable upon exercise of each Warrant Certificate and the Exercise Price after giving effect to any adjustment pursuant to Section 4 which will be required as a result of such action. Such notice shall be given as promptly as possible and (x) in the case of any action covered by clause (a) or
(b) above, at least 10 days prior to the record date for determining holders of the Common Stock for purposes of such action or (y) in the case of any other such action, at least 20 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of Common Stock, whichever shall be the earlier.

     (h) Current Market Value. "Current Market Value" per share of Common Stock or any other security at any date means (i) if the security is not registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (a) the value of the security, determined in good faith by the Board of Directors of the Company and certified in a board resolution, based on the most recently completed arm's-length transaction between the Company and a Person other than an affiliate of the Company or between any two such Persons and the closing of which occurs on such date or shall have occurred within the six-month period preceding such date, or (b) if no such transaction shall have occurred within the six-month period, the value of the security as determined by an independent financial expert or (ii) if the security is registered under the Exchange Act, the average of the daily closing bid prices (or the equivalent in an over-the-counter market) for each day on which the Common Stock is traded for any period on the principal securities exchange or other securities market on which the common Stock is being traded (each, a "Trading Day") during the period commencing ten (10) Trading Days before such date and ending on the date one day prior to such date, or if the security has been registered under the Exchange Act for less than ten (10) consecutive Trading Days before such date, the average of the daily closing bid prices (or such equivalent) for all of the Trading Days before such date for which daily closing bid prices are available; provided, however, that if the closing bid price is not determinable for at least five (5) Trading Days in such period, the "Current Market Value" of the security shall be determined as if the security were not registered under the Exchange Act.

     (i) Other Adjustments. If the event of any other transaction of the type contemplated by this Section 4, but not expressly provided for by the provisions hereof, the Board of Directors of the Company will make appropriate adjustment in the Exercise Price so as to equitably protect the rights of the Holder.

     (j) No Impairment of Holder's Rights. The Company will not, by amendment of its certificate of incorporation or bylaws or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, except as contemplated hereby, avoid or seek to avoid the observance or performance of any of the terms of this Warrant Certificate, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all action as may be necessary or appropriate in order to protect the rights of the Holder against dilution or other impairment. Without limiting the generality of the foregoing, the Company will not increase the par value of any shares of Common Stock receivable upon exercise of this Warrant above the Exercise Price then in effect.

     5. Company's Representations. The representations, warranties and agreements of the Company contained in Sections 3 and 4 of the Securities Purchase Agreement dated December 4, 1997 ("Purchase Agreement") among the Company, the initial Holder and the other parties thereto are incorporated by reference herein.

     6. Registration Rights. The initial Holder is entitled to the benefit of such registration rights in respect of the Shares as are set forth in the Registration Rights Agreement dated as of December 4, 1997 by and between the Company, the Holder and the other parties thereto, including the right to assign such rights to certain assignees as set forth therein.

     7. Issuance of Certificates. Within two (2) trading days of receipt of a duly completed Election to Purchase form, together with this Certificate and payment of the Exercise Price, the Company, at its expense, will cause to be issued in the name of and delivered to the Holder of this Warrant, a certificate or certificates for the number of fully paid and non-assessable shares of Common Stock to which that holder shall be entitled on such exercise. In the event the shares of Common Stock are not timely delivered to the Holder, the Company agrees to (a) indemnify Holder for all damages, including consequential and special damages, lost profits and expenses, including legal fees, and (b) beginning on the fifth (5th) day following the Company's receipt of a duly completed Election to Purchase form, pay a default premium of 2% per day of the value of underlying shares (based on the highest closing price during the two
(2) day period preceding the date of surrender of the Warrant Certificate). In lieu of issuance of a fractional share upon any exercise hereunder, the Company will pay the cash value of that fractional share, calculated on the basis of the Exercise Price. Prior to registration of the resale of the shares of Common Stock underlying this Warrant Certificate, all such certificates shall bear a restrictive legend to the effect that the Shares represented by such certificate have not been registered under the Securities Act, and that the Shares may not be sold or transferred in the absence of such registration or an exemption therefrom, such legend to be substantially in the form of the bold-face language appearing at the top of Page 1 of this Warrant Certificate.

     8. Disposition of Warrants or Shares. The Holder of this Warrant Certificate, each transferee hereof and any holder and transferee of any Shares, by his or its acceptance thereof, agrees that no public distribution of Warrants or Shares will be made in violation of the provisions of the Securities Act. Furthermore, it shall be a condition to the transfer of the Warrants that any transferee thereof deliver to the Company his or its written agreement to accept and be bound by all of the relevant terms and conditions contained in this Warrant Certificate.

     9. Merger or Consolidation. The Company will not merge or consolidate with or into any other corporation, or sell or otherwise transfer its property, assets and business substantially as an entirety to another corporation, unless the corporation resulting from such merger or consolidation (if not the Company), or such transferee corporation, as the case may be, shall expressly assume, by supplemental agreement reasonably satisfactory in form and substance to the Holder, the due and punctual performance and observance of each and every covenant and condition of this Warrant Certificate to be performed and observed by the Company.

     10. Notices. Except as otherwise specified herein to the contrary, all notices, requests, demands and other communications required or desired to be given hereunder shall only be effective if given in writing by certified or registered U.S. mail with return receipt requested and postage prepaid; by private overnight delivery service (e.g. Federal Express); by facsimile transmission (if no original documents or instruments must accompany the notice); or by personal delivery. Any such notice shall be deemed to have been given (a) on the business day immediately following the mailing thereof, if mailed by certified or registered U.S. mail as specified above; (b) on the business day immediately following deposit with a private overnight delivery service if sent by said service; (c) upon receipt of confirmation of transmission if sent by facsimile transmission; or (d) upon personal delivery of the notice. All such notices shall be sent to the following addresses (or to such other address or addresses as a party may have advised the other in the manner provided in this Section 10):

If to the Company:
                           Base Ten Systems, Inc.
                           One Electronics Drive
                           Trenton, NJ  08619
                           Telephone:       (609) 586-7010
                           Telecopy:        (609) 586-1593
                           Attention:       Mr. Alexander M. Adelson

with a copy to:
                           Battle, Fowler LLP
                           75 East 55th Street
                           Park Avenue Tower
                           New York, NY  10022
                           Telephone:       (212) 856-7000
                           Telecopy:        (212) 856 7822
                           Attention:       David Warburg, Esq.

If to Societe Generale:
                           Societe Generale
                           1221 Avenue of the Americas
                           6th Floor
                           New York, NY  10020
                           Telephone:       (212) 278-5260
                           Telecopy:        (212) 278-5467
                           Attention:       Mr. Guillaume Pollet

in each case with a copy to:
                           Shoreline Pacific Institutional Finance
                           3 Harbor Drive, Suite 211
                           Sausalito, CA  94965
                           Telephone:       (415) 332-7800
                           Telecopy:        (415) 332-7808
                           Attention:       General Counsel

and:
                           Cowen & Co.
                           1 Financial Square
                           New York, NY  10005
                           Telephone:       (212) 495-3950
                           Telecopy:        (212) 495-8305
                           Attention:       Mr. Bill Smith

     Notwithstanding the time of effectiveness of notices set forth in this Section, an Election to Purchase shall not be deemed effectively given until it has been duly completed and submitted to the Company together with the original Warrant Certificate to be exercised and payment of the Exercise Price in a manner set forth in this Section.

     11. Governing Law. This Agreement shall be governed by and construed in accordance with the law of the Company's jurisdiction of incorporation (in respect of matters of corporation law) and the laws of the State of New York (in respect of all other matters) applicable to contracts made and to be performed in the State of New York. The parties hereto irrevocably consent to the jurisdiction of the United States federal courts and state courts located in the Borough of Manhattan in the State of New York in any suit or proceeding based on or arising under this Agreement or the transactions contemplated hereby and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The Company and the Holder irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding in such forum. The Company and the Holder further agree that service of process upon the Company or the Holder, as applicable, mailed by the first class mail in accordance with Section 10 shall be deemed in every respect effective service of process upon the Company or the Holder in any suit or proceeding arising hereunder. Nothing herein shall affect the Holder's right to serve process in any other manner permitted by law. The parties hereto agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner. The parties hereto irrevocably waive any right to trial by jury under applicable law.

     12. Limitations on Holdings. The Warrant shall not be exercisable by a Holder to the extent (but only to the extent) that, if exercised by such Holder, the Holder would beneficially own in excess of 4.9% (9.9% if the applicable box on the signature page of the Securities Purchase Agreement for such Holder is marked) (the "Applicable Percentage") of the shares of Common Stock. To the extent the foregoing limitation applies, the determination of whether this Warrant Certificate shall be exercisable (vis-a-vis other securities owned by such Holder) shall be in the sole discretion of the Holder and submission of an Election to Purchase shall be deemed to be the Holder's determination of whether the Warrant Certificate is exercisable in whole or in part, subject to such aggregate percentage limitation. No prior inability to exercise the Warrant Certificate pursuant to this Section shall have any effect on the applicability of the provisions of this Section with respect to any subsequent determination of ability to exercise. For the purposes of this Section, beneficial ownership and all calculations, including without limitation, with respect to calculations of percentage ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13D-G thereunder. The provisions of this Section may be amended and/or implemented in a manner otherwise than in strict conformity with the terms of this Section with the approval of the Board of Directors of the Company and the affected Holder:
(i) with respect to any matter to cure any ambiguity herein, to correct this subsection (or any portion thereof) which may be defective or inconsistent with the intended Applicable Percentage beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such Applicable Percentage limitation; and (ii) with respect to any other matter, with the further consent of the holders of majority of the then outstanding shares of Common Stock; the provisions of this Section may be waived with the approval of the affected Holder upon ninety (90) days prior written notice from such Holder to the Company and all other Holders. The limitations contained in this Section shall apply to a successor Holder of Preferred Stock this Warrant if, and to the extent, elected by such successor Holder concurrently with its acquisition of such Preferred Stock this Warrant, such election to be promptly confirmed in writing to the Company (provided no transfer or series of transfers to a successor Holder or Holders shall be used by a Holder to evade the limitations contained herein).

     13. Successors and Assigns. This Warrant Certificate shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     14. Headings. The headings of various sections of this Warrant Certificate have been inserted for reference only and shall not affect the meaning or construction of any of the provisions hereof.

     15. Severability. If any provision of this Warrant Certificate is held to be unenforceable under applicable law, such provision shall be excluded from this Warrant Certificate, and the balance hereof shall be interpreted as if such provision were so excluded.

     16. Modification and Waiver. This Warrant Certificate and any provision hereof may be amended, waived, discharged or terminated only by an instrument in writing signed by the Company and the Holder.

     17. Specific Enforcement. The Company and the Holder acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Warrant Certificate were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Warrant Certificate and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which either of them may be entitled by law or equity.

     18. Assignment. This Warrant Certificate may be transferred or assigned, in whole or in part, at any time and from time to time by the then Holder by submitting this Warrant to the Company together with a duly executed Assignment in substantially the form and substance of the Form of Assignment which accompanies this Warrant Certificate and, upon the Company's receipt hereof, and in any event, within three (3) business days thereafter, the Company shall issue a Warrant Certificate to the Holder to evidence that portion of this Warrant Certificate, if any as shall not have been so transferred or assigned.

     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed, manually or by facsimile, by one of its officers thereunto duly authorized.

                           BASE TEN SYSTEMS, INC.

Date:____________________                By:_________________________
                                         Name:
                                         Title:


ELECTION TO PURCHASE

To Be Executed by the Holder
in Order to Exercise the Common Stock
Purchase Warrant Certificate

     The undersigned Holder hereby elects to exercise _________ of the Warrants represented by the attached Common Stock Purchase Warrant Certificate, and to purchase the shares of Common Stock issuable upon the exercise of such Warrants, and requests that certificates for securities be issued in the name of: